As filed with the Securities and Exchange Commission on May 27, 2004

Registration No. 333-114450

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ PRE-EFFECTIVE AMENDMENT NO. 1

☐ POST-EFFECTIVE AMENDMENT NO.

Evercore Investment Corporation

(Exact Name of Registrant as Specified in Charter)

100 Wilshire Boulevard, Suite 1230

Santa Monica, California 90401

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (310) 260-6570

James K. Hunt

100 Wilshire Boulevard, Suite 1230

Santa Monica, California 90401

(Name and Address of Agent for Service)

Copies of information to:

Dhiya El-Saden Scott J. Calfas Gibson, Dunn & Crutcher LLP 333 South Grand Avenue Los Angeles, California 90071-3197 (213) 229-7000	Thomas R. Pollock Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, California 94105-3441 (415) 856-7000

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when	declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐ This	[post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐ This	form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Securities and Exchange Commission declares our registration statement effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated                     , 2004

Preliminary Prospectus

                   Shares

Common Stock

Evercore Investment Corporation is a newly organized, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our investment objectives are to generate both current income and capital appreciation, primarily through investments in debt and equity securities of privately-held middle-market companies. The debt component of these investments may include, among other types of securities, long-term subordinated loans and senior secured loans.

We will be managed by Evercore Asset Management LLC, which will also provide certain administrative services necessary for us to operate.

We are newly organized, and thus our shares have no history of public trading. We have applied to list shares of our common stock on The NASDAQ National Market under the symbol “EVER.”

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “ Risk Factors,” beginning on page 11 of the prospectus. Until we identify and invest in securities meeting our investment objectives, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt maturing in one year or less. Additionally, shares of closed-end investment companies frequently tend to trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, the risk of loss for purchasers in this offering may increase.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share			Total
Public offering price	$	[	]	$	[	]
Sales load	$	[	]	$	[	]
Proceeds, before expenses, to us (1)	$	[	]	$	[	]

(1)	We estimate that we will incur $1,750,000 in expenses in connection with this offering.

The underwriters will reserve up to [            ] shares of our common stock for sale, directly or indirectly, to our directors and officers and certain other parties related to our manager. The underwriters may also purchase up to an additional [            ] shares of our common stock at the public offering price, less the sales load payable by us, to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total sales load will be $[            ], and total proceeds, before expenses, will be $[            ].

The underwriters are offering the common stock as set forth in “Underwriting.” Delivery of the shares will be made on or about [            ], 2004.

Joint Book-Running Managers

Bear, Stearns & Co. Inc.	Lehman Brothers

The date of this prospectus is             , 2004.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information or information different from that contained in this prospectus. You must not rely on any unauthorized information or representations. We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is current only as of its date, regardless of the time of delivery of this prospectus or of any sale of shares of our common stock.

Through and including [            ], 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions. During the prospectus delivery period, to the extent required by law, we will update the information in this prospectus to reflect any material changes.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us” and “our” refer to Evercore Investment Corporation; “our manager” refers to Evercore Asset Management LLC; “our management team” refers to the investment professionals of our manager; and “Evercore” and “Bison Capital” refer to Evercore Partners and Bison Capital Asset Management, LLC, respectively, affiliated companies of our manager.

Evercore Investment Corporation

Evercore Investment Corporation is a newly organized, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act.” Our investment objectives are to generate both current income and capital appreciation, primarily through investments in debt and equity securities of privately-held middle-market companies, which we define as those with approximately $25 million to $500 million of annual revenue. We expect each such investment will generally range in size from $10 million to $25 million. As of the date of this prospectus, we have not identified any specific investments meeting our investment objectives in which to invest the net proceeds of this offering.

We intend to make investments in companies that require capital for growth, acquisitions or recapitalization. Our primary focus will be on minority investments in middle-market companies that do not have a financial sponsor such as a leveraged buy-out or a venture capital fund. We believe investing in a combination of debt and equity securities of the same issuer creates opportunities for significant current returns, capital gains and protection against principal loss. We believe this investment focus will allow us to obtain a larger percentage of a portfolio company’s equity and will provide us with more attractive risk-adjusted returns. We anticipate we will generally be the sole financial sponsor involved in these companies at the time of our initial investment. We also intend to make investments in senior debt, long-term subordinated debt and equity in situations where financial sponsors are either purchasing or recapitalizing a business.

Applicable law requires us to invest 70% of our assets in privately-held U.S. companies, thinly-traded U.S. public companies, certain high-quality debt and cash. Until we identify investments that meet our investment objectives, we will invest 70% of the net proceeds of this offering in cash, cash equivalents, U.S. government securities and high-quality debt maturing in one year or less. We may invest up to 30% of our assets in opportunistic situations that are not subject to the limitations referenced above, in order to seek to enhance returns to stockholders. These investments may include investments in asset-backed securities, financial guarantees, high-yield bonds, distressed debt, bridge loans, lease assets, commercial loans, private equity, securities of public companies or secondary market purchases of otherwise eligible securities. Subject to regulatory limitations, we may elect to borrow funds as a part of our investment strategy.

Evercore Asset Management LLC will serve as our investment manager. Our manager was formed by Evercore and the investment team of Bison Capital led by James K. Hunt. Mr. Hunt will serve as our chief executive officer and chief investment officer, and Austin M. Beutner will serve as chairman of our board.

About James K. Hunt and Bison Capital

Prior to forming Evercore Asset Management LLC and Bison Capital, James K. Hunt was President of SunAmerica Corporate Finance and Executive Vice President of SunAmerica Investments, Inc, which subsequently became a unit of AIG SunAmerica. During a 10-year period at SunAmerica, he oversaw the investment of more than $19 billion in more than 6,000 transactions. In addition to nearly $13 billion of SunAmerica’s capital, Mr. Hunt invested over $6 billion of third party capital through a variety of investment vehicles, principally collateralized debt obligations. These investments were made across a wide range of industries and were primarily debt-oriented, with an emphasis on non-investment grade assets which were structured to obtain attractive risk-adjusted yields. They also included many of the asset classes in which we intend to invest, such as bank debt, asset-backed securities, lease debt, debtor-in-possession loans, debt and equity bridge loans, long-term subordinated debt and equity, most of which were structured or enhanced to provide a premium investment yield relative to risk.

Bison Capital was formed by Mr. Hunt and Douglas B. Trussler with the same investment focus we intend to pursue. By combining the structural protection, governance rights and current income of its debt investment with a meaningful minority equity investment in the same issuer, Bison Capital seeks to achieve attractive risk-adjusted returns. Since raising $100 million of capital commitments in March 2003, Bison Capital has completed four investments totaling more than $68 million. Bison Capital’s investment fund will cease to invest in new opportunities concurrently with the closing of this offering, but Bison Capital will continue to monitor and possibly invest in its current portfolio companies.

About Evercore

Evercore Partners, a boutique investment and advisory firm, was founded in 1995 by Austin M. Beutner, Roger C. Altman and David G. Offensend. Since its inception, Evercore has invested $590 million in 26 companies, whose aggregate debt and equity valuations at the time of investment exceeded $8.5 billion. Evercore’s private equity and venture capital funds currently have in excess of $1.2 billion in assets under management. A broad range of institutional investors, including corporate and public pension funds, endowments, foundations and insurance companies, have committed capital to Evercore’s funds.

Evercore applies a value-oriented investment philosophy focused on acquiring high-quality companies with attractive underlying fundamentals at reasonable valuations. After making an investment, Evercore works with the portfolio company’s management team to determine business strategy, allocate capital and other resources, evaluate expansion and acquisition opportunities and participates in implementing these plans. Since 1995, Evercore has assisted its portfolio companies in raising in excess of $4.4 billion in senior secured loans and more than $2.9 billion in high-yield bonds.

Evercore’s advisory businesses provide confidential, strategic and tactical advice primarily to Fortune 500 companies and financial advice and investment banking services to companies in financial transition and their creditors. Since its inception, Evercore has advised on over $140 billion of mergers and acquisitions and over $30 billion of restructurings.

In contrast to our investment focus, Evercore’s private equity funds seek majority ownership investments in established businesses. We will not invest in the portfolio companies of Evercore’s private equity or venture capital funds. In addition, upon the closing of this offering, we will be the only publicly-traded investment vehicle managed by an affiliate of Evercore.

Prior to establishing Evercore, its founders worked with each other at different firms. Mr. Altman and Mr. Beutner worked together at The Blackstone Group, where Mr. Altman served as Vice Chairman and Mr. Beutner was a general partner. Additionally, Mr. Altman and Mr. Offensend worked together at Lehman Brothers, where Mr. Altman served as a Managing Director, Co-Head of Investment Banking, and a member of the Management Committee and the Board of Directors, and Mr. Offensend served in the merger department, co-founded the firm’s Merchant Banking Group and became chief executive of the firm’s $1.3 billion Merchant Banking Partnership.

Our Manager

Our manager will be led by Austin M. Beutner, James K. Hunt and Douglas B. Trussler. Bison Capital’s existing management team, which is comprised of four investment professionals, including Messrs. Hunt and Trussler, will join our manager. In addition, our manager will benefit from access to the extensive sourcing relationships and industry expertise resident within the Evercore network. We expect the management team will be augmented to include additional investment professionals with relevant experience in the asset classes in which we intend to invest.

Market Opportunity

We believe our target market is attractive for several reasons, including:

•	The middle market is a large and growing market segment in the United States. There are currently approximately 75,000 companies in the U.S. with annual revenues between $25 and $500 million as compared to approximately 36,000 in 1992.

•	The middle market remains underserved by traditional financing sources. Between 1993 and 2003, the broad-based consolidation in the U.S. financial services industry reduced the number of FDIC-insured commercial banks from approximately 11,000 to 7,800. Additionally, traditional commercial banks are highly regulated and therefore their credit spectrum and risk profile limits their ability to serve the middle market.

•	Middle-market companies face increasing difficulty in accessing capital markets. We believe many middle-market companies have faced increasing difficulty in accessing the public capital markets because investors are generally seeking larger, more liquid high-yield debt and equity offerings. As evidence of such increasing difficulty, the number of domestic initial public offerings and higher yield offerings in amounts less than $100 million (excluding those involving technology and telecommunications companies) declined substantially from 1997 to 2003. The number of such high-yield offerings fell from 107 in 1997 to 11 in 2003, while the number of initial public offerings declined from 195 in 1997 to 18 in 2003.

Competitive Strengths

We believe we have the following competitive strengths in providing capital to middle-market companies:

Broad and relevant investment expertise

Our manager’s investment professionals have comprehensive investment experience in many of the asset classes we will target, including senior debt, long-term subordinated debt and equity.

Austin M. Beutner is a founding partner of Evercore, which advises private equity and venture capital funds with more than $1.2 billion in assets under management. Mr. Beutner has been involved in all aspects of Evercore’s business and investment activities, including serving as President and Chief Investment Officer of the firm.

Prior to forming Evercore Asset Management LLC and Bison Capital, James K. Hunt was President of SunAmerica Corporate Finance and Executive Vice President of SunAmerica Investments, Inc., which subsequently became a unit of AIG SunAmerica. During a 10-year period at SunAmerica, he oversaw investments which included many of the asset classes in which we intend to invest, such as bank debt, asset-backed securities, lease debt, debtor-in-possession loans, debt and equity bridge loans, long-term subordinated debt and equity. Douglas B. Trussler, a founding partner of Bison Capital, was previously a principal at Windward Capital Partners, a private equity joint venture between Metropolitan Life Insurance

Company and Credit Suisse First Boston, where he was responsible for sourcing, evaluating, structuring, monitoring and realizing investments in middle-market companies from 1995 through 2000. While at Windward, Mr. Trussler participated in making private equity and subordinated debt investments aggregating approximately $750 million.

Benefits of our investment approach

We believe our primary investment approach of acquiring both debt and a minority equity interest in a portfolio company affords us certain advantages relative to other subordinated capital providers serving the middle market. In particular, as compared to private equity firms that seek control when investing in companies:

•	We believe we will have greater access to investment opportunities because entrepreneurs wishing to maintain majority ownership of their companies will see us as a more attractive source of capital and will allow us to invest at lower valuation multiples since we will not be paying a premium in order to obtain control.

•	We believe we will have significant structural protections because a substantial portion of the entrepreneurs’ net worth will be subordinated to our debt investment, which will have associated financial and operational covenants.

•	We believe we will have more alternatives for realizing our investments because they will be a smaller component of the portfolio company’s overall capital structure.

Access to Evercore

We believe our manager’s access to the resources and expertise of Evercore and its broad relationship network will provide several benefits, including: (1) access to investment opportunities originated outside of the traditional auction sales process, (2) access to investment opportunities that are not consistent with the stated investment objectives of Evercore’s private equity and venture capital funds, (3) access to extensive industry experience across multiple sectors and (4) leveraging a disciplined, value-oriented investment philosophy that Evercore professionals have developed and pursued since the firm’s inception.

Active and broad middle-market sourcing network

The senior members of our management team have been sourcing middle-market transactions for over 20 years and have built origination relationships with professionals in the business community including investment bankers, commercial bankers, lawyers, accountants and business brokers. We believe the breadth of our manager’s network will be especially important in identifying attractive investment opportunities where a financial sponsor is not already involved.

Emphasis on maximizing risk-adjusted returns

Consistent with the historical approach of the members of our management team, our manager will seek to limit investment risks by focusing on companies with established positions in markets they serve and strong cash flows, performing extensive due diligence, exercising discipline with respect to company valuation and instituting appropriate structural protections in debt agreements.

Flexible transaction structuring designed to meet the needs of entrepreneurs and investors

We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as commercial banks. As a result, we expect to be flexible in structuring investments and selecting the types of securities in which we invest. The members of our management team have substantial experience in seeking investments that balance the needs of entrepreneurs with appropriate risk control. In particular, by investing in both debt and equity of the same company, we believe we will be able to customize the investment structure to address entrepreneurs’ frequent concern with ownership dilution while at the same time managing risk through the structural protections that will be a part of our debt investments. This approach should also enable our manager to identify attractive investment opportunities throughout the economic cycle.

Experienced in working with and adding value to middle-market companies

We anticipate working closely with the management of our portfolio companies. The members of our management team have significant experience in providing financial and strategic guidance to portfolio companies. Our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company’s overall stage of development and our relative position in the capital structure. As a result, we expect to offer management services primarily in the following areas: developing strategic plans, designing capital structures, managing finite resources and identifying acquisitions.

Longer investment horizon than private fund competitors

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that these funds, together with any capital gains on such investment, can only be invested once and must be returned to investors after a pre-determined time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate attractive risk-adjusted returns on invested capital.

Investment Selection

Our manager intends to use the same value-oriented philosophy currently used by the investment professionals of our management team in their respective private investment funds and with a primary focus on maximizing yield relative to risk. Upon identifying a potential opportunity, our management team will perform an initial screen to determine whether pursuing intensive due diligence is merited. As part of this process, we have identified several criteria we believe are important in evaluating and investing in prospective portfolio companies but not all of these criteria will be met by each prospective portfolio company in which we choose to invest. These criteria include:

•	Value orientation/positive cash flow.

•	Seasoned management with significant equity ownership.

•	Strong competitive position within industry.

•	Exit strategy.

•	Liquidation value of assets.

We will seek to implement or design investment structures that maximize investment returns on a risk-adjusted basis. In the case of our long-term subordinated loans, senior secured loans and combinations of debt and equity investments, we will tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company. For such investments, we will seek to negotiate a structure that protects our rights and manages our risk, while creating incentives for the portfolio company to achieve its business plan and improve its profitability.

We expect to hold most of our investments to maturity or repayment, but will sell our investments earlier if circumstances warrant or if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

Operating and regulatory structure

Our investment activities will be supervised by our board of directors, a majority of whom are independent of our manager and its affiliates. Our manager is a newly-formed investment adviser that is registered under the Investment Advisers Act of 1940 or the “Advisers Act.” Under our management agreement, we will agree to pay our manager an annual base management fee based on our net assets (which we define as gross assets less outstanding indebtedness) as well as an incentive fee based on our performance. See “Management—Management agreement.”

While we are permitted to issue senior securities, such as debt or preferred stock, to finance investments, our ability to do so will be limited in certain significant respects. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or a “RIC,” under Subchapter M of the Internal Revenue Code of 1986, or the “Code.” See “Material U.S. federal income tax considerations.”

Our corporate information

Our principal executive offices are located at 100 Wilshire Boulevard, Suite 1230, Santa Monica, California 90401, telephone number (310) 260-6570.

THE OFFERING

Common stock offered by us

[            ] shares, excluding [            ] shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to [            ] shares of common stock for sale, directly or indirectly, to our directors and officers and certain other parties related to our manager.

Common stock to be outstanding after this offering	[ ] shares, excluding [ ] shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objectives and the strategies described in this prospectus. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes in approximately 18 months, depending on the availability of appropriate investment opportunities consistent with our investment objectives and other market conditions. Pending such investments, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt maturing in one year or less from the date of investment. Additionally, we may also invest a portion of the net proceeds of this offering in a broad range of opportunistic situations. See “Use of proceeds.”

Dividends	We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors.

Taxation

We intend to elect to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute annually at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of assets legally available for distribution. See “Dividends” and “Material U.S. federal income tax considerations.”

Dividend reinvestment plan

We intend to implement a dividend reinvestment plan for our stockholders. This will be an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend reinvestment plan.”

Proposed listing	We have applied for quotation on The NASDAQ National Market under the symbol “EVER.”

Risk factors

See “Risk factors” beginning on page 11 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Management arrangements

Evercore Asset Management LLC will serve as our manager and provide certain administrative services. For a description of our manager and Evercore and our contractual arrangements with these companies, see “Discussion of management’s expected operating plans—Contractual arrangements.”

Available information

After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission, or “SEC.” This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at http://www.sec.gov.

Fees and expenses

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Evercore Investment Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Evercore Investment Corporation.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)%
Offering expenses borne by us (as a percentage of offering price)(2)	0.58%
Dividend reinvestment plan fees(3)	0.00%
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees(4)	2.00%
Incentive fees payable under management agreement(5)	0.00%
Interest payments on borrowed funds(6)	0.00%
Other expenses(7)	1.03%
Total annual expenses	3.03%

(1)	This one-time fee is the only sales load paid by us in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $[1,750,000].
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Our manager’s management fee is paid quarterly and is calculated as a percentage of our net assets (which we define as gross assets less outstanding indebtedness). The quarterly percentage will be 0.25% until six months after completion of this offering, 0.375% during the period from six months until one year after completion of this offering and 0.5% thereafter. See “Management—Management agreement.”
(5)	Based on our current business plan, we expect to fully invest the net proceeds from this offering in approximately 18 months after completion of the offering. During this period, we expect we will not have any capital gains and only a small amount of interest income that is not likely to exceed the quarterly hurdle rate described below. As a result, we do not anticipate paying any incentive fees during at least the first year after completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our net investment income for the quarter that exceeds a quarterly “hurdle rate,” subject to a “catch-up” provision measured as of the end of each quarter. For a description of the components of net investment income, see “Management—Management agreement—Management fee.” The quarterly hurdle rate will initially be set as one-fourth of the greater of: (1) 8% or (2) the sum of a percentage equal to the average of the “quoted treasury rate” for the month through the closing of this offering and for each of the immediately preceding five months plus 2.75%. We define “quoted treasury rate” as the yield to maturity (calculated on a semi-annual bond equivalent basis) at the time of the computation for Five Year U.S. Treasury notes with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15). On May , 2004, the quarterly hurdle rate would have been 2%. For each fiscal quarter after November 1, 2005, the quarterly hurdle rate will be determined as one-fourth of the greater of: (1) 8% or (2) the sum of a percentage equal to average of the “quoted treasury rate” for each month in the immediately preceding two quarters plus 2.75%. The calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances, redemptions or repurchases during the current quarter. The provision that we refer to as a “catch-up” provision is intended to provide our manager with an incentive fee of 20% on all of our pre-incentive fee net investment income where net investment income measured as a rate of return on net assets exceeds 133.3% of the quarterly hurdle rate in any fiscal quarter. The first part of the incentive fee will be computed and paid on income that may include interest that has been accrued but not yet received in cash. Accordingly, the “catch-up” provides that our manager receives 80% of our pre-incentive fee net investment income with respect to that portion of such income that exceeds the quarterly hurdle rate but is less than or equal to 133.3% of the quarterly hurdle rate in any fiscal quarter. In addition, our manager will receive 20% of that portion of our pre-incentive fee net investment income that exceeds 133.3% of the quarterly hurdle rate in any fiscal quarter. The second part of the incentive fee will equal 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation, and will be payable at the end of each fiscal year. For a more detailed discussion of the calculation of this fee, see “Management—Management agreement—Management fee.”

(6)	We do not plan to incur any indebtedness, or to pay interest in respect thereof, before the proceeds of this offering are substantially invested but may, in the future, decide to incur indebtedness. After the first anniversary of the closing of this offering, assuming we borrow funds for investment purposes in an amount equal to 25% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed were 3%, our total annual expenses (estimated) would be as follows:

Management fees	2.00%
Incentive fees payable under the management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00%
Interest payments on borrowed funds on 25% of total assets	0.75%
Other expenses(7)	0.93%
Total annual expenses (estimated)	3.68%

(7)	Includes non-recurring estimated organizational expenses of $[400,000] and our overhead expenses including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our manager in performing its obligations under the administration agreement. See “Management—Administration agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred during various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no indebtedness and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 year	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend reinvestment plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

You should carefully consider the risks described below before making an investment decision. Our business, financial condition or results of operations could be harmed by any of these risks. Similarly, these risks could cause the market price of our common stock to decline and you might lose all or part of your investment. Our forward-looking statements in this prospectus are subject to the following risks and uncertainties. Our actual results could differ materially from those anticipated by our forward-looking statements as a result of the risk factors below. The risks described below are not the only ones facing our company. Additional risks not presently known to us or that we currently deem immaterial might also impair our business operations.

Risks Related to Our Business and Investments

We are a new company with no operating history, and we might not be able to operate our business or implement our operating policies and strategies successfully, which could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

We were incorporated in Maryland in March 2004 and have not yet commenced investment operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our operating policies and strategies as described in this prospectus, it could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

We have not identified any specific investments meeting our investment objectives in which to invest the net proceeds of this offering, and we may be unable to invest a significant portion of such net proceeds on acceptable terms or at all, which could harm our financial condition and operating results.

As of the date of this prospectus, we have not identified any specific investments meeting our investment objectives in which to invest the net proceeds of this offering. As a result, you will not be able to evaluate the manner in which we invest or the economic merits of any investments we make with the net proceeds of this offering prior to your purchase of shares in this offering. Moreover, delays in investing the net proceeds of this offering may cause our performance to be worse than that of other fully-invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms or at all, which could harm our financial condition and operating results.

Pending our identification and acquisition of securities meeting our investment objectives, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt maturing in one year or less, which is likely to produce returns that are less than the management fees we incur to our manager, thus the initial return on your investment may be lower than when our portfolio is fully invested in securities meeting our investment objectives.

We anticipate it will take us approximately 18 months to invest substantially all of the net proceeds of this offering in securities meeting our investment objectives. During this period, we will invest primarily in temporary investments, such as cash, cash equivalents, U.S. government securities and high-quality debt maturing in one year or less, which is likely to produce returns that are less than the management fees we incur to our manager. As a result, we are likely to experience net losses during this period and may not be able to pay any dividends during this period or, if we are able to do so, any such dividends may be substantially lower than the dividends that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

We operate in a highly competitive market for investment opportunities with competitors who may have greater resources, a lower cost of capital and the ability to lend money to middle-market companies at rates lower than those that we will offer. This may cause us to lose investment opportunities or cause us to lend on less favorable terms, and, as a result, the value of the shares you purchase or the amount of any dividends you receive may decline.

A number of entities will compete with us to make the types of investments that we plan to make in middle-market companies. We will compete with public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. The competitive pressures that we face may have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objectives.

We will not seek to compete solely based on the interest rates we will offer to prospective portfolio companies. We believe some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structures. If we match our competitors’ pricing, terms and structures, we may experience decreased net interest income and increased risk of credit loss, and the value of the shares you purchase or the amount of any dividends you receive may decline.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the prices at which we are able to dispose of these holdings may differ from the recorded fair value.

A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors. However, we may be required on a more frequent basis to value our securities at fair value as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting the value of our securities. Our board of directors will retain an independent valuation firm to aid it on a selective basis in making fair value determinations. The types of factors that may be considered in fair value pricing of an investment include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate during short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. As a result, we may not be able to dispose of our holdings at a price equal to or greater than our determined fair value. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments are materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments might prevent us from disposing of them at opportune times and prices, which may cause us to suffer a loss and/or reduce our distributions to our stockholders.

We will generally make investments in privately-held companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities.

The illiquidity of our investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have or one of our affiliates has material non-public information regarding such portfolio company. If we are unable to sell our assets at opportune times, we might suffer a loss and/or reduce our distributions to our stockholders.

Our equity investments may lose all or part of their value, causing us to lose all or part of our investment in those companies.

The equity interests in which we invest may not appreciate in value and may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. As a result, our equity interests may decline in value, causing us to lose all or part of our equity investment in those companies.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We intend to structure the debt investments in our portfolio companies to include customary business and financial covenants placing affirmative and negative obligations on the operation of each company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of us receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Our investments in middle-market companies are inherently risky due to the nature and operations of companies of this size, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Investment in middle-market companies involves a number of significant risks, including the following:

•	These companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investments.

•	Middle-market companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

•	Middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

•	Middle-market companies generally have less predictable operating results, may from time to time be parties to material litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive positions. In addition, we, our executive officers, directors and our manager may, in the ordinary course of business, be named as defendants in litigation arising from our investments in portfolio companies.

The occurrence of any of the above risks could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

Economic downturns could impair our access to capital and our portfolio companies’ operations and ability to satisfy obligations to their respective lenders, including us, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Many of our portfolio companies may be susceptible to economic downturns and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic downturns could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in decisions by lenders not to extend credit to us. These events could prevent us from making additional investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on the assets securing such loans, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Investing in privately-held companies may be riskier than investing in publicly-traded companies due to the lack of available public information, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will invest primarily in privately-held companies, which may be subject to higher risk than investments in publicly-traded companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of our management team to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully-informed investment decision, and we may lose some or all of the money we invest in these companies. These factors could subject us to greater risk than investments in publicly-traded companies and negatively affect our investment returns, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies. As a result, the holders of such debt may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We intend to invest primarily in long-term subordinated debt and senior debt securities issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. As a result, we may be prevented from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Our board of directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We anticipate making minority investments, therefore we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity in the markets for our investments in privately-held companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

If we issue senior securities, such as debt or preferred stock, we will be exposed to additional risks, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Certain risks apply to the issuance of senior securities, including the following:

•	We will be exposed to increased risk of loss if we issue senior securities to raise cash to make investments. If we do issue senior securities, a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not do so.

•	Our ability to pay dividends would be restricted by law if our asset coverage ratio for any senior securities were less than 200% and any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders.

•	It is likely that any senior securities we may issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

•	We, and indirectly our stockholders, will bear the cost of issuing and servicing senior securities, resulting in increased expenses that could decrease our investment return.

•	Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

The occurrence of any of these risks could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will be exposed to risks associated with changes in interest rates because any such changes will impact our portfolio companies. If we use debt to finance our investments, our exposure to interest rate fluctuations will be increased. These factors could negatively impact the results of our performance.

General interest rate fluctuations may have a substantial negative impact on our investments, the performance of our portfolio companies and their cost of capital, and our investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt or other senior securities to finance our investments.

We may be unable to obtain a credit facility on terms that are acceptable to us, which could inhibit the growth of our business and adversely affect our performance.

We will have a continuing need for capital to finance our investments. In order to maintain RIC status, we will be required to distribute to our stockholders at least 90% of the sum of “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax exempt interest to our stockholders on an annual basis. Accordingly, such earnings will not be available to fund additional investments. Therefore, we may need to raise additional capital, which we expect to finance in part through a credit facility. We may not be able to obtain a credit facility on terms that we find acceptable, if at all. The unavailability of funds from commercial banks or other sources on favorable terms could inhibit the growth of our business and have a material adverse effect on our performance.

Our portfolio investments may be concentrated initially in a limited number of portfolio companies, which would magnify the effect if one of those companies were to suffer a significant loss. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

While we intend for the investments in our portfolio to be allocated among a large group of companies, they may initially be concentrated in a limited number of companies. A consequence of this concentration is that the aggregate returns we initially realize may be adversely affected if a small number of our investments perform poorly or if we need to write down the value of any one such investment. Beyond the applicable federal income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. These factors could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We may choose to invest the unrestricted portion of our portfolio in highly speculative investments, which could negatively impact our ability to pay dividends and cause you to lose part of your investment.

The 1940 Act and rules governing business development companies permit us to invest up to 30% of our assets in a broad range of opportunistic situations. We anticipate that these investments may include, among other things, investments in asset-backed securities, financial guarantees, high-yield bonds, distressed debt, bridge loans, lease assets, commercial loans, private equity, securities of public companies that are not thinly-traded or secondary market purchases of otherwise eligible securities. Some of these investments may be of a highly speculative nature and may lose some or all of their value which could negatively impact our ability to pay you dividends and cause you to lose part of your investment.

Our operations are, and those of some of our portfolio companies may be, located near known earthquake faults, and the occurrence of an earthquake or other natural disaster could adversely affect our business and results of operations.

The occurrence of an earthquake or other natural disaster in the vicinity of our primary operations in Santa Monica, California or those of our portfolio companies, some of which we anticipate may be located in California, could cause us or our portfolio companies to suffer a catastrophic loss or significant damage that may require us or our portfolio companies to cease or suspend operations. A catastrophic loss or any disruption in our operations or those of our portfolio companies could adversely affect our business and results of operations.

Risks Related to Our Manager

Our manager and our management team have no experience managing a business development company and we cannot assure you that their past experience will be sufficient to manage our company as a business development company.

The 1940 Act imposes numerous complex constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets in securities of privately-held U.S. companies, thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high-quality debt maturing in one year or less. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or could force us to pay unexpected taxes and penalties. The lack of experience of our manager and its senior management in managing a portfolio of assets under such regulatory constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives. The historical performance of Evercore and Bison Capital is not indicative of the results that our company will achieve, and you should not rely upon such historical performance in purchasing our common stock.

Our future success is dependent upon the members of our management team and their access to investment professionals of our manager’s affiliates and the loss of any of them could severely and detrimentally affect our operations.

We will depend on the diligence, experience, skill and network of business contacts of our management team. We will also depend, to a significant extent, on our manager’s access to the investment professionals of our manager’s affiliates and the information and deal flow generated by our management team in the course of their investment and portfolio management activities. Our management team will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of our management team. The departure of any of the senior members of our management team, or of a significant number of the investment professionals of our manager’s affiliates, could have a material adverse effect on our ability to achieve our investment objectives. We have not entered into employment agreements, nor do we have an employment relationship, with any of these individuals. In addition, we can offer no assurance that our manager will remain our manager or that we will continue to have access to the investment professionals of our manager’s affiliates or their information and deal flow. The loss of any member of our management team could severely and detrimentally affect our operations.

Our obligation to reimburse our manager for certain expenses could result in a conflict of interest, which could negatively impact our investment returns and the value of your investment.

In the course of our investing activities, we will pay management and incentive fees to our manager. Also, we will reimburse our manager for certain expenses it incurs, such as those payable to third parties in monitoring our financial and legal affairs and investments and performing due diligence on our prospective investments. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. Due to this arrangement, there may be times when our manager has interests that differ from those of our stockholders, giving rise to a conflict which could negatively impact our investment returns and the value of your investment.

We will pay our manager a base management fee based upon our net assets, which may lead our manager to cause us to incur more debt than is prudent in order to maximize its compensation. This could negatively impact our investment returns and the value of your investment.

We will pay our manager a quarterly base management fee calculated at a rate initially of 0.25% (increasing to 0.375% for the period from six months to one year after the completion of this offering and then 0.5%

thereafter) of our net assets (which we define as gross assets less outstanding indebtedness). Our manager’s incentive to increase our leverage may be enhanced during the approximately 18 months that it will take us to fully invest the proceeds of this offering in investments that meet our investment objectives, as we do not anticipate our investments will produce sufficient returns to obligate us to pay our manager incentive compensation during such time. As a result, we would be exposed to increased risk of loss, bear the increased cost of issuing and servicing such senior securities and be subject to any additional covenant restrictions imposed in an indenture or by the applicable lender, which could negatively impact our business and results of operation.

We will pay our manager incentive compensation based on our portfolio’s performance. This arrangement may lead our manager to recommend riskier or more speculative investments in an effort to maximize its incentive compensation.

In addition to its base management fee, our manager earns incentive compensation in two parts. The first part is payable quarterly and is equal to a specified percentage of the amount by which our net investment income, before deducting incentive compensation, exceeds a hurdle rate.

The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year and will equal a percentage of our realized capital gains for the fiscal year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year.

The way in which the incentive fee payable to our manager is determined may encourage our manager to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would adversely affect our stockholders, including investors in this offering, because their interests would be subordinate to those of debtholders. In addition, our manager will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our manager may have a tendency to invest more in investments that are likely to result in capital gains as compared to income-producing securities. Other key criteria related to determining appropriate investments and investment strategies, including the preservation of capital, might be under-weighted if our manager focuses exclusively or disproportionately on maximizing its income. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses.

The payment of part of the incentive compensation on a quarterly basis may lead our manager to accelerate or defer interest payable by our portfolio companies in a manner that could result in fluctuations in the timing and amount of dividends.

Our manager will receive a quarterly incentive fee based, in part, on our pre-incentive fee income, if any, for the immediately preceding fiscal quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to our manager. To the extent our manager exerts influence over our portfolio companies, the quarterly incentive fee may provide our manager with an incentive to induce our portfolio companies to accelerate or defer payments for interest or other obligations owed to us from one fiscal quarter to another. This could result in greater fluctuations in the timing and amount of dividends that we pay to you.

We may be obligated to pay our manager incentive compensation even if we incur a loss.

Pursuant to the management agreement, our manager will be entitled to receive incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. In addition, the management agreement will further provide that our net investment income for incentive compensation purposes excludes unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. The calculation of the incentive fee will include any deferred interest accrued, but not yet received. As a result, we may be paying an incentive fee on interest, the collection of which may be uncertain or deferred. Thus, we may be required to pay our manager incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Our management team, including the members who are employees of Evercore and Bison Capital, will render services to other investors, which could reduce the amount of time and effort that they devote to us, which could negatively impact our performance.

Our management agreement will not restrict the right of our manager, Evercore, Bison Capital or any persons working on our behalf, to carry on their respective businesses, including the rendering of advice to others regarding the purchase of securities that would meet our investment objectives. In addition, the management agreement will not specify a minimum time period that our manager and our management team, including the members who are employees of Evercore and Bison Capital, must devote to managing our investments. The members of our management team will have responsibilities in connection with their roles as officers of other Evercore and Bison Capital private funds. Bison Capital’s fund will cease to make investments in new opportunities upon the closing of this offering; however, the members of our management team who are employees of Bison Capital will still be involved in the management of Bison Capital’s existing portfolio. Our manager and our management team, including the members who are employees of Evercore and Bison Capital, may also be called upon to provide managerial assistance to our portfolio companies. The ability of these parties to engage in these other business activities, including managing assets for third parties, could reduce the time and effort they spend managing our portfolio, which could negatively impact our performance.

While our management team currently does not provide advisory services to other investment vehicles that may have common investment objectives with ours, our management team may do so in the future and may face conflicts of interest in allocating investments.

We do not anticipate that our management team will provide advisory services to other investment vehicles with common investment objectives to ours. However, they are not prohibited from doing so. If our management team does provide such services to other investment vehicles in the future; our management team might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. Our management team and the investment professionals at our affiliates, including some of our officers, manage portfolios for parties unrelated to us. In addition, our executive officers and directors, and the members of our management team, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. These multiple responsibilities might create conflicts of interest for our management team, Evercore and Bison Capital if they are presented with opportunities that might benefit us and their other clients or shareholders.

Our manager’s liability will be limited under the management agreement, and we will agree to indemnify our manager against certain liabilities, which may lead our manager to act in a riskier manner on our behalf than it would when acting for its own account.

Our manager has not assumed any responsibility to us other than to render the services described in the management agreement, and it will not be responsible for any action of our board of directors in declining to follow our manager’s advice or recommendations. Pursuant to the management agreement, our manager and its managing members, officers and employees will not be liable to us for their acts, except for acts constituting gross negligence, recklessness, willful misconduct or active fraud in connection with their duties under the management agreement. We have agreed to indemnify our manager and its managing members, officers and employees with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of our manager not constituting gross negligence, recklessness, willful misconduct or active fraud. These protections may lead our manager to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Legal and Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income. If we are unable to pay required distributions, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the purchase of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our company’s overall investment activities, or increases in loan balances as a result of contracted payment-in-kind arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax exempt interest to our stockholders on an annual basis, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous and result in unfavorable prices.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at prices below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of our company and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis (except for customary repurchase obligations for breach of representations and warranties) to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would expect that we would retain a subordinated interest in the assets and participate (most likely on a first loss basis) in losses related to the securitized assets to the extent of that interest. However, the exact structure and provisions of any securitization will be based upon then-current market conditions and may vary from the description in this prospectus. An inability to securitize our loan portfolio successfully could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

Delays in obtaining or a failure to obtain any necessary state lending licenses may impede our lending activities in such states.

Given our objective of investing, in part, in debt instruments, we may be required to apply for lending licenses or permits under applicable state laws. We cannot assure you that we will obtain these licenses and permits or, if we do, when we will obtain them. If we are unable to obtain these licenses or permits, our investment activities in those states, including California where we currently have an application for a lending license pending, may be impeded.

Changes in laws or regulations governing our operations and those of our portfolio companies, our manager or its affiliates may adversely affect our business or cause us to alter our business strategy.

We, our portfolio companies, our manager and its affiliates will be subject to regulation by laws and regulations at the local, state and federal level. New legislation may be enacted into law or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us, our manager and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. For example, legislation currently pending in Congress would, if adopted, alter the criteria used to determine if a company is an eligible portfolio company under the 1940 Act by permitting qualifying investments to be made by business development companies in publicly-traded companies with market capitalizations of $250 million and less. We cannot assure you that this legislation will be enacted, or if enacted that it would not be materially different than what has been proposed. Nevertheless, if this or other legislation is enacted, new rules are adopted, or existing rules are materially amended, we may change our investment strategy. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our manager to other types of investments in which our manager may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Risks Related to this Offering

We have not established a minimum distribution payment level and we cannot assure you of our ability to make distributions to our stockholders in the future.

We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to make distributions might be harmed by, among other things, the risk factors described in this prospectus. In addition, the asset coverage test applicable to us as a business development company can limit our ability to make distributions. All distributions will be made at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status and such other factors as our board of directors may deem relevant from time to time. We cannot assure you of our ability to make distributions to our stockholders in the future.

Investing in our shares may involve an above-average degree of risk which may cause you to lose some or all of your investment.

The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options, volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive. Additionally, the investments we make with the portion of our assets that is not restricted by the 1940 Act will likely be in higher risk investments. Therefore, an investment in our shares may not be suitable for someone with a low tolerance for risk.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making additional offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock subject to the restrictions of the 1940 Act. Upon the liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings will receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us.

A regular trading market for our common stock might not develop, which would harm the liquidity and value of our common stock.

There is no established trading market for our common stock. We have applied to list our common stock on The NASDAQ National Market under the symbol “EVER.” However, we cannot assure you that regular trading of our common stock will develop on that exchange or elsewhere or, if developed, that any such market will be sustained. Accordingly, we cannot assure you of:

•	the liquidity of any trading market for our common stock;

•	the ability of our stockholders to sell their shares of our common stock; or

•	the prices that our stockholders may obtain for their shares of our common stock.

The market price and trading volume of our common stock may be volatile following this offering, and you may be unable to resell your shares at or above the initial public offering price.

Even if an active trading market develops for our common stock after this offering, the market price of our common stock may be highly volatile and subject to wide fluctuations. In addition, the trading volume in our common stock may fluctuate and cause significant price variations to occur. If the market price of our common stock declines significantly, you may be unable to resell your shares at or above the initial public offering price. We cannot assure you that the market price of our common stock will not fluctuate or decline significantly in the future. Some of the factors that could negatively affect our stock price or result in fluctuations in the price or trading volume of our common stock include:

•	actual or anticipated variations in our quarterly operating results or distributions;

•	changes in market valuations of similar companies;

•	changes in the value of our portfolio of investments;

•	adverse market reaction to any increased indebtedness we incur in the future;

•	additions or departures of key management personnel;

•	actions by institutional investors who hold our common stock;

•	loss of RIC status;

•	speculation in the press or investment community; and

•	general market and economic conditions.

Broad market fluctuations and failure to meet market expectations could harm the market price of our common stock.

The stock market has experienced extreme price and volume fluctuations that have affected the market prices of the stock of many companies in industries similar or related to ours and that have been unrelated to these companies’ operating performances. These broad market fluctuations could reduce the market price of our common stock. Furthermore, our operating results and prospects may be below the expectations of public market analysts and investors or may be lower than those of companies with comparable market capitalizations, which could harm the market price of our common stock.

We may allocate the net proceeds from this offering to investments with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in investments with which you may not agree. Our goal is to allocate investments in compliance with the 1940 Act and, if such rules and regulations change, we will adjust our investment allocations accordingly. See “Changes in laws or regulations governing our operations and those of our portfolio companies, our manager or its affiliates may adversely affect our business or cause us to alter our business strategy.”

Shares of our common stock eligible for future sale may harm our share price.

We cannot predict the effect, if any, of future sales of shares of our common stock, or the availability of shares for future sales, on the market price of our common stock. Sales of substantial amounts of these shares of our common stock, or the perception that these sales could occur, may harm prevailing market prices for our common stock.

Investors in this offering will suffer immediate dilution upon the closing of this offering.

We expect the initial public offering price of our shares to be higher than the book value per share of our outstanding common stock. Accordingly, investors purchasing shares of common stock in this offering will pay a price per share that exceeds the tangible book value per share after this offering.

Certain provisions of Maryland law and our charter and bylaws could hinder, delay or prevent a change in control of our company.

Certain provisions of Maryland law, our charter and our bylaws have the effect of discouraging, delaying or preventing transactions that involve an actual or threatened change in control of our company. We expect that our bylaws will include the following provisions:

Classified Board of Directors.    Our board of directors is divided into three classes with staggered terms of office of three years each. The classification and staggered terms of office of our directors make it more difficult for a third party to gain control of our board of directors. At least two annual meetings of stockholders, instead of one, generally would be required to effect a change in a majority of the board of directors.

Removal of Directors.    Under our charter, subject to the rights of one or more classes or series of preferred stock to elect one or more directors, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of all votes entitled to be cast by our stockholders generally in the election of directors.

Number of Directors, Board Vacancies, Term of Office.    Under certain amendments to our bylaws which will become effective at such time as a class of our equity securities is registered under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” (which will occur upon completion of this offering), we have elected to be subject to certain provisions of Maryland law which vest in the board of directors the exclusive right to determine the number of directors and the exclusive right, by the affirmative vote of a majority of the remaining directors, to fill vacancies on the board even if the remaining directors do not constitute a quorum. These provisions of Maryland law, which are applicable even if other provisions of Maryland law or the charter or bylaws provide to the contrary, also provide that any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, rather than the next annual meeting of stockholders as would otherwise be the case, and until his or her successor is elected and qualifies.

Limitation on Stockholder-Requested Special Meetings.    Our bylaws provide that our stockholders have the right to call a special meeting only upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast by the stockholders at such meeting.

Advance Notice Provisions for Stockholder Nominations and Proposals.    Our bylaws require advance written notice for stockholders to nominate persons for election as directors at, or to bring other business before, any meeting of stockholders. This bylaw provision limits the ability of stockholders to make nominations of persons for election as directors or to introduce other proposals unless we are notified in a timely manner prior to the meeting.

Exclusive Authority of our Board to Amend the Bylaws.    Our bylaws provide that our board of directors has the exclusive power to adopt, alter or repeal any provision of the bylaws or to make new bylaws. Thus, our stockholders may not effect any changes to our bylaws.

Preferred Stock.    Under our charter, our board of directors has authority to issue preferred stock from time to time in one or more series and to establish the terms, preferences and rights of any such series of preferred stock, all without approval of our stockholders.

Duties of Directors with Respect to Unsolicited Takeovers.    Maryland law provides protection for Maryland corporations against unsolicited takeovers by limiting, among other things, the duties of the directors in unsolicited takeover situations. The duties of directors of Maryland corporations do not require them to (1) accept, recommend or respond to any proposal by a person seeking to acquire control of the corporation, (2) authorize the corporation to redeem any rights under, or modify or render inapplicable, any stockholders rights plan, (3) make a determination under the Maryland Business Combination Act or the Maryland Control Share Acquisition Act or (4) act or fail to act solely because of the effect of the act or failure to act may have on an acquisition or potential acquisition of control of the corporation or the amount or type of consideration that may be offered or paid to the stockholders in an acquisition. Moreover, under Maryland law the acts of the directors of a Maryland corporation relating to or affecting an acquisition or potential acquisition of control are not subject to any higher duty or greater scrutiny than are applied to any other acts of a director. Maryland law also contains a statutory presumption that an act of a director of a Maryland corporation satisfies the applicable standards of conduct for directors under Maryland law.

Maryland Business Combination Act.    The Maryland Business Combination Act provides that unless exempted, a Maryland corporation may not engage in business combinations, including mergers, dispositions of 10% or more of its assets, certain issuances of shares of stock and other specified transactions, with an “interested stockholder” or an affiliate of an interested stockholder for five years after the most recent date on which the interested stockholder became an interested stockholder, and thereafter unless specified criteria are met. An interested stockholder is generally a person owning or controlling, directly or indirectly, 10% or more of the voting power of the outstanding stock of a Maryland corporation. Unless the charter of a corporation provides otherwise (which ours does not), the Maryland Business Combination Act does not apply to a corporation registered under the 1940 Act as a closed-end investment company unless its board of directors adopts a resolution to be subject to the Maryland Business Combination Act (which our board of directors has not done). Our board of directors has adopted a resolution confirming that our company is exempt from this statute. However, our board of directors may repeal or modify this resolution, and adopt a resolution making our company subject to the Maryland Business Combination Act, in which case the provisions of the Maryland Business Combination Act will be applicable to business combinations between our company and other persons.

Maryland Control Share Acquisition Act.    Maryland law provides that “control shares” of a corporation acquired in a “control share acquisition” shall have no voting rights except to the extent approved by a vote of two-thirds of the votes eligible to be cast on the matter under the Maryland Control Share Acquisition Act. “Control shares” means shares of stock that, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of the voting power: one-tenth or more but less than one-third, one-third or more but less than a majority or a majority or more of all voting power. A “control share acquisition” means the acquisition of control shares, subject to certain exceptions. If voting rights of control shares acquired in a control share acquisition are not approved at a stockholders’ meeting, then subject to certain conditions and limitations, the issuer may redeem any or all of the control shares for fair value. If voting rights of such control shares are approved at a stockholders’ meeting and the acquiror becomes entitled to vote a majority of the shares of stock entitled to vote, all other stockholders may exercise appraisal rights. The Maryland Control Share Acquisition Act does not apply to a corporation registered under the 1940 Act as a closed-end investment company unless its board of directors adopts a resolution to be subject to the Maryland Control Share Acquisition Act (which our board of directors has not done). Our bylaws contain a provision confirming that acquisitions of our shares are exempt from the Maryland Control Share Acquisition Act. However, our board of directors may in the future amend our bylaws to repeal or modify this exemption, and adopt a resolution making us subject to the Maryland Control Share Acquisition Act, in which case any control shares of our company acquired in a control share acquisition will be subject to the Maryland Control Share Acquisition Act.

Terrorist attacks and other acts of violence or war may affect any market for our common stock, impact the businesses in which we invest and harm our operations and our profitability.

Terrorist attacks may harm our results of operations and your investment. We cannot assure you that there will not be further terrorist attacks against the United States or U.S. businesses. Such attacks or armed conflicts in the U.S. or elsewhere may impact the businesses in which we invest directly or indirectly, by undermining economic conditions in the United States. Losses resulting from terrorist events are generally uninsurable.

FORWARD-LOOKING STATEMENTS

We acknowledge that the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to business development companies and statements made in connection with initial public offerings. Nonetheless, information included in this prospectus (as well as information included in oral statements or other written statements made by us) may contain statements that are forward-looking, such as statements relating to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

When used in this prospectus, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. You should not place undue reliance on these forward-looking statements. Although we believe our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this prospectus are reasonable, we may be unable to achieve these plans, intentions or expectations. We disclose important factors that could cause our actual results to differ materially from our expectations under “Risk factors” and elsewhere in this prospectus. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

OVERVIEW

We were incorporated under the Maryland General Corporation Law in March 2004. We have elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we are required to invest at least 70% of our total assets in “qualifying assets,” which, generally, include securities of privately-held U.S. companies, thinly-traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt maturing in one year or less. We must also make available significant managerial assistance to certain of these issuers. This offering will significantly increase our capital resources.

Revenues

We plan to generate revenue in the form of interest payable on the debt securities that we hold, and capital gains, if any, on warrants or other equity interests that we may acquire in portfolio companies. We currently expect our investments, whether in the form of long-term subordinated debt or senior secured loans, generally to have a term of three to seven years and to bear interest at either a fixed or floating rate. We currently intend to structure our investments so that interest on debt securities will be payable generally quarterly or semi-annually, with the amortization of principal, if any, generally being deferred for several years from the date of the initial investment. In some cases, we may receive additional securities in lieu of cash interest. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of management and administrative fees and overhead expenses, including our allocable portion of overhead under the administration agreement. Our management fee will compensate our manager for its work in identifying, evaluating, negotiating, closing and monitoring our investments. Our administration fee will reimburse our manager for providing services and facilities necessary to conduct our operations. See “Management—Management agreement,” and “—Administration agreement.” In addition, we will bear all other costs and expenses of our operations and transactions, including those relating to the following:

•	the organization of the company;

•	the initial offering of our common stock;

•	calculating our net asset value on a quarterly basis (including the cost and expenses of any independent valuation firm);

•	expenses incurred by our manager payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	subsequent offerings of our common stock or other securities;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	costs of board and stockholders meetings;

•	the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including auditor and legal costs; and

•	all other expenses incurred by us or our manager in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

We may enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options and forward contracts. We will bear any costs incurred in entering into such contracts or in settling them.

Financial condition, liquidity and capital resources

Immediately after this offering, we expect to have cash resources in excess of $[            ] million and no indebtedness. This amount does not take into account the exercise of the over-allotment option. See “Use of proceeds.” We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of our assets in U.S. government securities and other high-quality debt maturing in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. We currently intend to enter into a credit facility in order to finance some portfolio investments. We will seek to enter into an agreement on at least customary market terms; however, we cannot assure you that we will be able to do so. In the future, we may also securitize a portion of our investments in long-term subordinated debt or senior secured loans or other assets. If we choose to securitize, we expect the transactions to be non-recourse to us, except for customary repurchase obligations for breach of representations and warranties, and we anticipate that we will retain a subordinated interest in the assets and participate (most likely on a first loss basis) in losses related to the securitized assets to the extent of that interest. However, the exact structure and provisions of any securitization will be based upon then-current market conditions and may vary from the description in this prospectus. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

CONTRACTUAL ARRANGEMENTS

We intend to enter into the following three contracts under which we will have material future rights and/or commitments:

•	The management agreement, pursuant to which our manager will agree to serve as our manager. Payments under the management agreement in future periods will be equal to (a) a percentage of the value of our net assets (which we define as gross assets less outstanding indebtedness) and (b) an incentive fee based on our performance.

•	The administration agreement, pursuant to which our manager will agree to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to our portfolio companies to which we are required to provide such assistance. Payments under the administration agreement will be equal to an amount based upon our allocable portion of our manager’s overhead in performing its obligations under the administration agreement, including, but not limited to, rent, technology systems, insurance and our allocable portion of the costs of our general counsel and chief compliance officer and chief financial and accounting officer and their respective staffs.

•	A license agreement with Evercore, pursuant to which Evercore will agree to grant us a non-exclusive, royalty-free license to use the name “Evercore.”

See “Management—Management agreement,” “—Administration agreement” and “—License agreement.” Each of these contracts may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. Further, although our chief compliance officer and chief financial officer will have certain primary duties and responsibilities to us, they may also perform duties for our affiliates.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of [            ] shares of our common stock in this offering will be approximately $[            ] million (or $[            ] million if the underwriters fully exercise their over-allotment option), in each case assuming an initial public offering price of $[            ] per share, after deducting the sales load and estimated organization and offering expenses of approximately $[            ] payable by us.

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objectives and strategies. We anticipate substantially all of the net proceeds of this offering will be used for the above purposes in approximately 18 months, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt maturing in one year or less from the date of investment. Consistent with the historical approach of the members of our management team, our manager will seek to limit investment risks. The management fee that we will be required to pay our manager will not be reduced while our assets are invested in such securities. We may also invest up to 30% of the net proceeds in a broad range of opportunistic situations. These investments may include investments in asset-backed securities, financial guarantees, high-yield bonds, distressed debt, bridge loans, lease assets, commercial loans, private equity securities, securities of public companies that are not thinly-traded or secondary market purchases of otherwise eligible securities. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

DIVIDENDS

We intend to pay quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

To maintain our RIC status, we must distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year (unless we have a November or December year-end and make an election to use the last day of our taxable year for this purpose) and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. We currently intend to make sufficient distributions to satisfy the annual distribution requirement and to avoid the excise taxes.

Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed distribution. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. federal income tax considerations.”

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan to receive cash dividends. See “Dividend reinvestment plan.” For tax consequences associated with the dividend reinvestment plan, see “Material U.S. federal income tax considerations.”

CAPITALIZATION

The following table sets forth:

•	our actual capitalization at , 2004; and

•	our capitalization as adjusted to reflect the receipt of the net proceeds of the sale of our common stock in this offering at an assumed public offering price of $[ ] per share, after deducting the sales load and organizational and offering expenses payable by us.

The as adjusted column does not include the exercise of the underwriters’ over-allotment option of [            ] shares. You should read this table together with “Use of proceeds” and our balance sheet included elsewhere in this prospectus.

As of [ ], 2004
	Actual			As Adjusted
(Amounts in thousands)
Assets:
Cash	$	[	]	$	[	]
Total assets	$	[	]	$	[	]

Stockholders’ equity:
Common stock, par value $0.001 per share; 1,000 shares authorized, [ ] shares outstanding, actual; [ ] shares outstanding, as adjusted	$	[	]	$	[	]
Capital in excess of par value	$	[	]	$	[	]
Total stockholders’ equity	$	[	]	$	[	]

BUSINESS

Evercore Investment Corporation

Evercore Investment Corporation is a newly organized, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the 1940 Act. Our investment objectives are to generate both current income and capital appreciation, primarily through investments in debt and equity securities of privately-held middle-market companies, which we define as those with approximately $25 million to $500 million of annual revenue. We expect each such investment will generally range in size from $10 million to $25 million. As of the date of this prospectus, we have not identified any specific investments meeting our investment objectives in which to invest the net proceeds of this offering.

We intend to make investments in companies that require capital for growth, acquisitions or recapitalization. Our primary focus will be on minority investments in middle-market companies that do not have a financial sponsor such as a leveraged buy-out or venture capital fund. We expect that each of our investments in a company will be a combination of debt and equity securities and that the debt component will represent a majority of the investment, although we may occasionally make equity-only investments. We believe investing in a combination of debt and equity securities of the same issuer creates opportunities for significant current returns, capital gains and protection against principal loss. We believe this investment focus will allow us to obtain a larger percentage of a portfolio company’s equity and will provide us with more attractive risk-adjusted returns. We anticipate we will generally be the sole financial sponsor involved in these companies at the time of our initial investment. We also intend to make investments in senior debt, long-term subordinated debt and equity in situations where financial sponsors are either purchasing or recapitalizing a business.

Applicable law requires us to invest 70% of our assets in privately-held U.S. companies, thinly-traded U.S. public companies, certain high-quality debt and cash. Until we identify investments that meet our investment objectives, we will invest 70% of the net proceeds of this offering in cash, cash equivalents, U.S. government securities and high-quality debt maturing in one year or less. We may invest up to 30% of our assets in opportunistic situations that are not subject to the limitations referenced above, in order to seek to enhance returns to stockholders. These investments may include investments in asset-backed securities, financial guarantees, high-yield bonds, distressed debt, bridge loans, lease assets, commercial loans, private equity, securities of public companies or secondary market purchases of otherwise eligible securities. Subject to regulatory limitations, we may elect to borrow funds as a part of our investment strategy.

Evercore Asset Management LLC will serve as our investment manager. Our manager was formed by Evercore and the investment team of Bison Capital led by James K. Hunt. Mr. Hunt will serve as our chief executive officer and chief investment officer and Austin M. Beutner will serve as chairman of our board.

About James K. Hunt and Bison Capital

Prior to forming Evercore Asset Management LLC and Bison Capital, James K. Hunt was President of SunAmerica Corporate Finance and Executive Vice President of SunAmerica Investments, Inc., which subsequently became a unit of AIG SunAmerica. During a 10-year period at SunAmerica, he oversaw the investment of more than $19 billion in more than 6,000 transactions. In addition to nearly $13 billion of SunAmerica’s capital, Mr. Hunt invested over $6 billion of third party capital through a variety of investment vehicles, principally collateralized debt obligations. These investments were made across a wide range of industries and were primarily debt-oriented, with an emphasis on non-investment grade assets which were structured to obtain attractive risk-adjusted yields. They also included many of the asset classes in which we intend to invest, such as bank debt, asset-backed securities, lease debt, debtor-in-possession loans, debt and equity bridge loans, long-term subordinated debt and equity, most of which were structured or enhanced to provide a premium investment yield relative to risk.

Bison Capital was formed by Mr. Hunt and Douglas B. Trussler with the same investment focus we intend to pursue. By combining the structural protection, governance rights and current income of its debt investment with a meaningful minority equity investment in the same issuer, Bison Capital seeks to achieve attractive risk- adjusted returns. Since raising $100 million of capital commitments in March 2003, Bison Capital has completed four investments totaling more than $68 million. Bison Capital’s investment fund will cease to invest in new opportunities concurrently with the closing of this offering, but Bison Capital will continue to monitor and possibly invest in its current portfolio companies.

About Evercore

Evercore Partners, a boutique investment and advisory firm, was founded in 1995 by Austin M. Beutner, Roger C. Altman and David G. Offensend. Since its inception, Evercore has invested $590 million in 26 companies, whose aggregate debt and equity valuations at the time of investment exceeded $8.5 billion. Evercore’s private equity and venture capital funds currently have in excess of $1.2 billion in assets under management. A broad range of institutional investors, including corporate and public pension funds, endowments, foundations and insurance companies, have committed capital to Evercore’s funds.

Evercore applies a value-oriented investment philosophy focused on acquiring high-quality companies with attractive underlying fundamentals at reasonable valuations. After making an investment, Evercore works with the portfolio company’s management team to determine business strategy, allocate capital and other resources, evaluate expansion and acquisition opportunities and participates in implementing these plans. Since 1995, Evercore has assisted its portfolio companies in raising in excess of $4.4 billion in senior secured loans and more than $2.9 billion in high-yield bonds.

Evercore’s advisory businesses provide confidential, strategic and tactical advice primarily to Fortune 500 companies and financial advice and investment banking services to companies in financial transition and their creditors. Since its inception, Evercore has advised on over $140 billion of mergers and acquisitions and over $30 billion of restructurings.

In contrast to our investment focus, Evercore’s private equity funds seek majority ownership investments in established businesses. We will not invest in the portfolio companies of Evercore’s private equity or venture capital funds. In addition, upon the closing of this offering, we will be the only publicly-traded investment vehicle managed by an affiliate of Evercore.

Prior to establishing Evercore, its founders worked with each other at other firms. Mr. Altman and Mr. Beutner worked together at The Blackstone Group, where Mr. Altman served as Vice Chairman and Mr. Beutner was a general partner. Additionally, Mr. Altman and Mr. Offensend worked together at Lehman Brothers, where Mr. Altman served as a Managing Director, Co-Head of Investment Banking and a member of the Management Committee and the Board of Directors, and Mr. Offensend served in the merger department, co-founded the firm’s Merchant Banking Group and became chief executive of the firm’s $1.3 billion Merchant Banking Partnership.

Our Manager

Our manager will be led by Austin M. Beutner, James K. Hunt and Douglas B. Trussler. Bison Capital’s existing management team, which is comprised of four investment professionals, including Messrs. Hunt and Trussler, will join our manager. In addition, our manager will benefit from access to the extensive sourcing relationships and industry expertise resident within the Evercore network. We expect the management team will be augmented to include additional investment professionals with relevant experience in the asset classes in which we intend to invest.

Market Opportunity

We believe our target market is attractive for several reasons, including:

•	The middle market is a large and growing market segment in the United States. There are currently approximately 75,000 companies in the U.S. with annual revenues between $25 and $500 million as compared to approximately 36,000 in 1992.

•	The middle market remains underserved by traditional financing sources. Between 1993 and 2003, the broad-based consolidation in the U.S. financial services industry reduced the number of FDIC-insured commercial banks from approximately 11,000 to 7,800. Additionally, traditional commercial banks are highly regulated and therefore their credit spectrum and risk profile limits their ability to serve the middle market.

•	Middle-market companies face increasing difficulty in accessing capital markets. We believe many middle-market companies have faced increasing difficulty in accessing the public capital markets because investors are generally seeking larger, more liquid high-yield debt and equity offerings. As evidence of such increasing difficulty, the number of domestic initial public offerings and high-yield offerings in amounts of less than $100 million declined substantially from 1997 to 2003. The charts below demonstrate this trend. These charts exclude initial public offerings and high-yield offerings of technology and telecommunications companies.

Number of initial public offerings in amounts between $20 million and $100 million

Number of high-yield offerings in amounts less than $100 million

Competitive Strengths

We believe we have the following competitive strengths in providing capital to middle-market companies:

Broad and relevant investment expertise

Our manager’s investment professionals have comprehensive investment experience in many of the asset classes we will target, including senior debt, long-term subordinated debt and equity.

Austin M. Beutner is a founding partner of Evercore which advises private equity and venture capital funds with more than $1.2 billion in assets under management. Mr. Beutner has been involved in all aspects of Evercore’s business and investment activities, including serving as President and Chief Investment Officer of the firm.

Prior to forming Evercore Asset Management LLC and Bison Capital, James K. Hunt was President of SunAmerica Corporate Finance and Executive Vice President of SunAmerica Investments, Inc., which subsequently became a unit of AIG SunAmerica. During a 10-year period at SunAmerica, he oversaw investments which included many of the asset classes in which we intend to invest, such as bank debt, asset-backed securities, lease debt, debtor-in-possession loans, debt and equity bridge loans, long-term subordinated debt and equity. Douglas B. Trussler, a founding partner of Bison Capital, was previously a principal at Windward Capital Partners, a private equity joint venture between Metropolitan Life Insurance Company and Credit Suisse First Boston, where he was responsible for sourcing, evaluating, structuring, monitoring and realizing investments in middle-market companies from 1995 through 2000. While at Windward, Mr. Trussler participated in making private equity and subordinated debt investments aggregating approximately $750 million.

Benefits of our investment approach

We believe our primary investment approach of acquiring both debt and a minority equity interest in a portfolio company affords us certain advantages relative to other subordinated capital providers serving the middle market. In particular, as compared to private equity firms that seek control when investing in companies:

•	We believe we will have greater access to investment opportunities because entrepreneurs wishing to maintain majority ownership of their companies will see us as a more attractive source of capital and will allow us to invest at lower valuation multiples since we will not be purchasing securities at a premium to obtain control.

•	We believe we will have significant structural protections because a substantial portion of the entrepreneurs’ net worth will be subordinated to our debt investment which will have associated financial and operational covenants.

•	We believe we will have more alternatives for realizing our investments because they will be a smaller component of the overall capital structure.

Access to Evercore

We believe our manager’s access to the resources and expertise of Evercore and its broad relationship network will provide several benefits, including: (1) access to investment opportunities originated outside of the traditional auction sales process, (2) access to investment opportunities that are not consistent with the stated objectives of Evercore’s private equity and venture capital funds, (3) access to extensive industry experience across multiple sectors and (4) leveraging a disciplined, value-oriented investment philosophy that Evercore professionals have developed and pursued since the firm’s inception.

Active and broad middle-market sourcing network

The senior members of our management team have been sourcing middle-market transactions for over 20 years and have built origination relationships with professionals in the business community including investment bankers, commercial bankers, lawyers, accountants and business brokers. We believe the breadth of our manager’s network will be especially important in identifying attractive investment opportunities where a financial sponsor is not already involved.

Emphasis on maximizing risk-adjusted returns

Consistent with the historical approach of the members of our management team, our manager will seek to limit investment risks by focusing on companies with established positions in markets they serve and strong cash flows, performing extensive due diligence, exercising discipline with respect to company valuation and instituting appropriate structural protections in debt agreements.

Flexible transaction structuring designed to meet the needs of entrepreneurs and investors

We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as commercial banks. As a result, we expect to be flexible in structuring investments and selecting the types of securities in which we invest. The members of our management team have substantial experience in seeking investments that balance the needs of entrepreneurs with appropriate risk control. In particular by investing in both debt and equity of the same company, we believe we will be able to customize the investment structure to address entrepreneurs’ frequent concern with ownership dilution while at the same time managing risk through the structural protections that will be a part of our debt investment. This approach should also enable our manager to identify attractive investment opportunities throughout the economic cycle.

Experienced in working with and adding value to middle-market companies

We anticipate working closely with the management of our portfolio companies. The members of our management team have significant experience in providing financial and strategic guidance to portfolio companies. Our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company’s overall stage of development and our relative position in the capital structure. As a result, we expect to offer management services primarily in the following areas: developing strategic plans, designing capital structures, managing finite resources and identifying acquisitions.

Longer investment horizon than private fund competitors

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that these funds, together with any capital gains on such investment, can only be invested once and must be returned to investors after a pre-determined time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate attractive risk-adjusted returns on invested capital.

Investments

We will seek to create a varied portfolio including senior secured loans, long-term subordinated debt, combinations of debt and equity of the same issuer and equity investments. We expect most of our investments will be between approximately $10 million to $25 million of capital, on average, in the securities of middle-market companies. However, we may invest more or less depending on market conditions and our manager’s view of the particular investment opportunity. The following is a brief description of the primary asset classes on which we will focus, set forth in our currently anticipated order of priority once we have fully invested the proceeds of this offering in investments meeting our investment objectives:

•	Combinations of Debt and Equity of the Same Issuer and Long-Term Subordinated Debt

Our primary focus will be on minority investments in middle-market companies that do not have financial sponsors, such as a venture capital or leveraged buy-out fund. We believe investing in a combination of debt and equity securities of the same issuer creates opportunities for significant current returns, capital gains and protection against principal loss. While continuing to provide the structural protection, governance rights and current income associated with traditional long-term subordinated debt investments, we believe that investments in combinations of debt and equity provide the opportunity to generate higher returns through more significant equity ownership. We anticipate we will generally be the sole financial sponsor involved in these companies at the time of our investment.

•	Equity Investments

Equity investments will include public and private equity investments in the form of common stock and preferred stock. The equity investments will generally be made in conjunction with either a long-term subordinated or senior debt investment. However, we will also invest equity in companies with other financial sponsors or institutional investors where the investment does not include long-term subordinated debt or senior debt. These investments will generally not provide us with any current income.

•	Senior Secured Loans

Senior secured loans will include senior credit positions in middle-market companies originated either directly by our manager or where we are a participant in a loan originated by another senior lender. Senior secured loans may also include credit facilities provided to financial services related companies whereby we will take a security interest in the underlying financial asset, while seeking to generate attractive margins relative to the risk profile.

In addition to the above asset classes, we may invest up to 30% of our portfolio in opportunistic situations which may include investments in asset-backed securities, financial guarantees, high-yield bonds, distressed debt, bridge loans, lease assets, commercial loans, private equity, securities of public companies that are not thinly-traded or secondary market purchases of otherwise eligible securities.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. For example, legislation currently pending in Congress would, if adopted, alter the criteria used to determine if a company is an eligible portfolio company under the 1940 Act by permitting qualifying investments to be made by business development companies in publicly-traded companies with market capitalizations of $250 million and less. We cannot assure you that this legislation will be enacted, or if enacted that it would not be materially different than what has been proposed. Nevertheless, if this or other legislation is enacted, new rules are adopted, or existing rules are materially amended, we may change our investment strategy. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting.

Investment Selection

Our manager intends to use the same value-oriented philosophy currently used by the investment professionals of our management team in their respective private investment funds and with a primary focus on maximizing yield relative to risk. Upon identifying a potential opportunity, our management team will perform an initial screen to determine whether pursuing intensive due diligence is merited. As part of this process, we have identified several criteria we believe are important in evaluating and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we will seek to use our access to information generated by our manager and the broader network of professionals within Evercore to identify investment candidates and to structure investments rapidly and effectively.

•	Value orientation/positive cash flow. Our investment philosophy will place a premium on fundamental analysis and will have a distinct value orientation. We will generally focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, we would not expect to invest in start-up companies or companies having speculative business plans.

•	Seasoned management with significant equity ownership. We recognize the importance of strong, committed management teams to the success of an investment and will invest in companies where strong management teams are either already in place or where new management teams have been identified. Additionally, we will generally require the portfolio companies to have in place compensation provisions that appropriately incentivize management to succeed and to act in our interests as investors, including having significant equity interests in portfolio companies.

•	Strong competitive position within industry. We will seek to invest in companies that have developed competitive advantages and defensible market positions within their respective markets and are well positioned to capitalize on growth opportunities.

•	Exit strategy. We will seek to invest in companies that we believe will generate a steady stream of cash flow to repay our loans and reinvest in their respective businesses. We expect such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction. These alternatives may include raising additional capital through public capital markets or private transactions or a sale of part or all of the company.

•	Liquidation value of assets. The prospective liquidation value of the assets, if any, collateralizing loans in which we invest will be an important factor in our credit analysis. We will emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate and intangible assets, such as intellectual property, customer lists, networks and databases.

We will seek to implement or design investment structures that maximize investment returns on a risk-adjusted basis. In the case of our long-term subordinated loans, senior secured loans and combinations of debt and equity investments, we will tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company. For such investments, we will seek to negotiate a structure that protects our rights and manages our risk, while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to obtaining a senior position in the capital structure of our portfolio companies, we will seek significant equity ownership by portfolio company management teams and incorporate structural elements that attempt to further minimize the risk of our investments. The typical structural elements that we would seek to negotiate in connection with our investments are covenants that afford portfolio companies as much flexibility in managing their businesses as possible, while also seeking to preserve our invested capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and governance rights, including either board seats or observation rights. Additionally, we may from time to time elect to offer co-investment opportunities to third parties.

We expect to hold most of our investments to maturity or repayment, but will sell our investments earlier if circumstances warrant or if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

Due Diligence

Our manager will conduct diligence on prospective portfolio companies consistent with the in-depth approaches used currently by Evercore and Bison Capital. We expect a majority of the investments will be identified by our manager (rather than participating in an investment identified by another lender or investor) and as a result, we will generally avoid the constraints and pressures of the auction process. As such, we believe we can better determine the attractiveness of an investment and the quality of the management and develop a more informed opinion on valuation. In conducting their due diligence, our manager’s investment professionals will use publicly available information as well as information obtained from their extensive relationships with former and current management teams, vendors/suppliers to portfolio companies, consultants, competitors, investment bankers and the direct experience of the personnel of Evercore, its operating executives and its advisory board.

Our due diligence process will be detailed and highly iterative. Our manager’s investment committee will be informed throughout the diligence process of critical findings and conclusions. The process will typically include:

•	review of historical and prospective financial information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of relevant loan documents;

•	background and reference checks; and

•	research relating to the company’s management, industry, markets, products and services and competitors.

Additional due diligence with respect to any investment may be conducted on our behalf by our legal counsel and accountants, as well as by other outside advisers, as appropriate.

While the investment committee will be kept apprised of investment opportunities throughout the diligence process, it will also review and approve all prospective equity investments prior to their consummation. The investment committee, acting in accordance with its investment guidelines, will have the ultimate authority to commit capital to specific investment opportunities.

Investment Structure

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. Our primary consideration when structuring an investment will be requiring a total return on our investments, including both interest income and potential equity appreciation, that appropriately compensates us for our risk.

•	Combinations of Debt and Equity and Long-Term Subordinated Debt

We anticipate the debt portion of our investments in combinations of debt and equity will primarily be structured as secured, subordinated loans with relatively high, fixed interest rates that will provide us with significant current interest income. Amortization of principal will generally be deferred to the later years of these loans or the loans may be structured as non-amortizing. In some cases, we may enter into loans that, by their terms, provide us with the option to convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Generally, these loans will be collateralized by a subordinated lien on some or all of the assets of the borrower, or in some cases, a first priority lien on assets not otherwise securing senior debt of the borrower. Typically, these loans will have maturities of three to seven years.

We anticipate our long-term subordinated loans will have structural elements similar to the debt portion of our investments in combinations of debt and equity, except that they will primarily be unsecured, subordinated loans and will likely have a less significant equity component.

•	Equity Investments

Our investments will often include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities will generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may also, as part of our investments in combinations of debt and equity, invest directly in either the preferred or common stock of our portfolio companies. We will structure our equity investments to provide provisions protecting our rights as a minority interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

•	Senior Secured Loans

We expect our senior secured loan investments will typically have terms of three to seven years. We generally will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance may involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our manager will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Portfolio Management / Monitoring and Ongoing Relationships with Portfolio Companies

Our manager will monitor the financial trends of each portfolio company to determine progress relative to meeting the company’s business plan and to assess the appropriate strategic and tactical courses of action for the company.

Our manager will use several methods of evaluating and monitoring the performance and fair value of our investments, which may include, but are not limited to, the following:

•	assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the industry;

•	attendance at and participation in board meetings; and

•	review of monthly and quarterly financial statements and financial projections.

As part of the monitoring process, our manager will continually assess the risk profile of each of our investments and will rate them based on the following categories, which we refer to as the manager’s asset performance rating, or “APR”:

Asset Performance Rating	Description
1	Performing at or above plan.
2	Watch / minor risk. Company operating below plan but in compliance with financial covenants and performance expected to improve.
3	Significant risk. Company performing materially below plan and may be in default of financial covenants. Loss of principal not expected but returns likely impaired.
4	Potential impairment. Focus is on preservation of capital.

For any investment rated 2 to 4, our manager will increase its level of focus and prepare monthly updates for the investment committee summarizing current operating results, material impending events and recommended actions.

Valuation Process

We will follow a disciplined and conservative approach to valuing our portfolio, which will rely on multiple valuation techniques and independent appraisals reviewed on a quarterly basis by the board of directors. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations adjusted for appropriate liquidity discounts. However, few of our investments will have market quotations, in which case our board of directors will undertake a multi-step valuation process each quarter for our investments that are not publicly traded, as described below:

•	Investment Team Valuation. Each portfolio company or investment will initially be valued by the investment professionals responsible for the portfolio investment.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be documented and discussed with senior management.

•	Third Party Valuation Activity. On a selective basis, an independent valuation firm engaged by our board of directors will review the preliminary valuation analysis provided by our investment team.

•	Board of Directors Valuation Committee. The valuation committee of our board of directors will review the preliminary valuation provided by our investment team and the analysis of the independent valuation firm, if applicable.

•	Final Valuation Determination. The board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of the investment team, independent valuation firm and valuation committee.

Competition

Our primary competitors to provide financing to middle-market companies will include public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company.

We expect to use the industry knowledge of Evercore’s investment professionals to which our management team will have access for help in assessing investment risks and determining appropriate pricing for our investments in portfolio companies. In addition, we expect that our relationships and those of our management team and of the senior partners of Evercore will continue to enable us to identify, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk factors—Risks relating to our business and investment—We operate in a highly competitive market for investment opportunities.”

Our Executive Offices

Our principal executive offices, which we lease, are located at 100 Wilshire Boulevard, Suite 1230, Santa Monica, California 90401. As of the date of this prospectus, we do not have additional offices.

Lending License

Given our objective of investing, in part, in debt instruments, we may be required to apply for lending licenses or permits under applicable state laws. We cannot assure you that we will obtain these licenses and permits or, if we do, when we will obtain them. If we are unable to obtain these licenses or permits, our investment activities in those states may be impeded. We currently have an application for a lending license pending with the State of California.

Legal Proceedings

Neither we nor our manager are currently subject to any legal proceedings.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of six members, four of whom are not “interested persons” of Evercore Investment Corporation as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

BOARD OF DIRECTORS

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding our current interested and independent directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested directors
Austin M. Beutner	44	Director and Chairman of the Board	2004	[	]
James K. Hunt	52	Director, Chief Executive Officer and Chief Investment Officer	2004	[	]

Independent directors
Robert E. Dubrish	52	Director	2004	[	]
Susan L. Harris	47	Director	2004	[	]
Frank N. Newman	62	Director	2004	[	]
Joseph M. Tumbler	55	Director	2004	[	]

The address for each director is c/o Evercore Investment Corporation, 100 Wilshire Boulevard, Suite 1230, Santa Monica, California 90401.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Douglas B. Trussler	33	Chief Financial and Accounting Officer

The address for each executive officer is c/o Evercore Investment Corporation, 100 Wilshire Boulevard, Suite 1230, Santa Monica, California 90401.

Biographical Information

Directors

Our directors are divided into two groups—independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested directors

Austin M. Beutner.    Mr. Beutner, 44, became our Chairman and one of our directors in April 2004. He also serves as the Chairman of our manager. Mr. Beutner is President and Chief Investment Officer of Evercore, which he co-founded in 1995. He is also Co-Chairman of Evercore Capital Partners, and Chairman and Chief Executive Officer of Evercore Ventures. From 1994 to 1996, Mr. Beutner was President and Chief Executive Officer of The U.S. Russia Investment Fund, a private investment company capitalized with $440 million by the U. S. Government. In 1988, Mr. Beutner joined The Blackstone Group, where he became a general partner in 1989. Beginning in 1982, Mr. Beutner worked in Smith Barney’s Mergers and Acquisitions Group, and in 1986, he helped to establish the firm’s Merchant Banking Group. Mr. Beutner currently serves on the boards of directors of American Media, Inc., Business.com, Continental Energy Services, Inc., Telenet Holdings N. V., and Vertis, Inc. He also serves as a Trustee of the California Institute of the Arts and is a member of the Council on Foreign Relations. Mr. Beutner has a BA degree in Economics from Dartmouth College.

James K. Hunt.    Mr. Hunt, 52, became our Chief Executive Officer, Chief Investment Officer and one of our directors in April 2004. He also serves as the Chief Executive Officer of our manager. Mr. Hunt is the founding Managing Partner of Bison Capital. From 2001 to 2002, Mr. Hunt served as an outside consultant to SunAmerica Investments, Inc. in the capacity of Senior Advisor. From 2001 to 2003, Mr. Hunt was also engaged in fund-raising efforts for the fund that was ultimately formed by Bison Capital in 2003. From 1990 to 2000, he was employed by SunAmerica Inc. where he became President of SunAmerica Corporate Finance and Executive Vice President of SunAmerica Investments, Inc. which subsequently became a unit of AIG SunAmerica. During his tenure at SunAmerica, Mr. Hunt was responsible for investments including private placements, acquisition financing, senior debt in highly-leveraged transactions, portfolio purchases, structured finance and corporate acquisitions. Mr. Hunt’s asset portfolio was in excess of $8 billion and he oversaw the investment of more than $19 billion during his tenure. Investments were partially made through five collateralized debt obligations exceeding $3.5 billion. He was President and Chief Executive Officer of the Anchor Pathway Funds and SunAmerica Series Trust with assets exceeding $26 billion. For SunAmerica, Mr. Hunt acquired First City Texas Leasing in 1991, Southeast Bank Leasing in 1993 and Imperial Premium Finance in 1994 and served as the senior officer managing these finance companies. Mr. Hunt joined SunAmerica in 1990 from the Davis Companies, a private equity investment firm, where he was responsible for acquisitions. Previously, he worked at Citicorp for over 14 years, where he held a variety of leveraged lending, credit and finance positions, culminating in the role of Senior Credit Officer and Vice President/Area Head for the Far West U.S. leveraged lending group. At Citicorp, Mr. Hunt also had responsibilities for various workout transactions and the Western asset based lending group. During his tenure at Citicorp, Mr. Hunt served on assignments in New York, Chicago, San Francisco, Jakarta and Los Angeles. Mr. Hunt is a board member and past President of the Neighborhood Youth Association and serves on the Board of Visitors at Claremont Graduate University’s Drucker School of Management. Mr. Hunt serves on the boards of directors of Mobile Storage Group, Financial Pacific Company, Falcon Financial Investment Trust, Primus Financial Products, LLC, CLS Worldwide Services LLC and The Wilmington Trust California Advisory Board. Mr. Hunt earned his BBA degree in Economics from the University of Texas at El Paso and an MBA degree in Finance and Accounting from the University of Pennsylvania’s Wharton Graduate School of Business.

Independent directors

Robert E. Dubrish.    Mr. Dubrish, 52, has served as the President and Chief Executive Officer of Option One Mortgage Corp., the mortgage services division of H&R Block, since co-founding Option One in 1992. Option One originates non-prime products through a network of brokers and lenders and has over $40 billion under management. Mr. Dubrish earned a BA degree in Finance from the University of Illinois, Urbana-Champaign.

Susan L. Harris.    Ms. Harris, 47, retired from SunAmerica Inc. in 2000 after 15 years of service, where she most recently held the positions of Senior Vice President, General Counsel and Secretary. During her tenure at SunAmerica, Ms. Harris was responsible for its legal and regulatory affairs, including the preparation and review of public disclosure for the company and its four public subsidiaries. Ms. Harris serves on the board of directors and the audit committee of Mobile Storage Group and on the board of counselors at University of Southern California School of Law. Ms. Harris began her legal career as an Associate Attorney at Lillick, McHose & Charles in 1981. She earned a JD degree from the University of Southern California and BA degree in Political Science from the University of California, Los Angeles.

Frank N. Newman.    Mr. Newman, 62, is currently the Chief Executive Officer of The Broad Center, a public service organization dedicated to advancing the management of public school systems in the U.S. He became Chairman Emeritus of Bankers Trust Corporation in 1999, where he had previously served as Chairman and Chief Executive Officer since 1996, overseeing the company’s 1998 merger with Deutsche Bank AG, and Senior Vice Chairman since 1995. Before joining Bankers Trust, Mr. Newman was Undersecretary, then Deputy Secretary and Chief Operating Officer of the United States Treasury Department, serving in the Treasury Department from early 1993 until late 1995. As Deputy Secretary, Mr. Newman was the number two official of the department, with responsibilities for domestic and international economic policy matters, oversight of financial services, and legislative initiatives, as well as overall management of the department. Mr. Newman also spent six years with BankAmerica Corporation as Chief Financial Officer and Vice Chairman of the board of directors. Prior to joining BankAmerica in 1986, Mr. Newman was Executive Vice President and Chief Financial Officer of Wells Fargo Bank. Mr. Newman is a director of Dow Jones & Company and of GUS plc, a large retailing and business services company based in the U.K. In connection with his work as an advisor for private equity firms, he is also a director of Korea First Bank. He is a member of the advisory board of Renault & Nissan and a board member of three public-purpose organizations: the Carnegie Hall Society, Cornell University Weill Medical College and MDRC (public policy research). Mr. Newman graduated from Harvard University with a BA degree, magna cum laude, in Economics.

Joseph M. Tumbler.    Mr. Tumbler, 55, has been a private investor since 1998. Between 1995 and 1997, he was Vice Chairman of SunAmerica Inc., where he was responsible for operations, finance, marketing, product development, technology and service for SunAmerica’s retail annuity, guaranteed investment contract, mutual fund and broker-dealer businesses. Prior to joining SunAmerica, Mr. Tumbler had been President and CEO of Providian Capital Management, where he had management responsibility for approximately $22 billion in assets for Providian’s insurance businesses. Mr. Tumbler has an MBA degree in Accounting and Finance from the University of Pittsburgh and a BA degree in Economics and Philosophy from Washington and Jefferson College.

OUR MANAGER

Management team

Douglas B. Trussler.    Mr. Trussler, 33, became our Chief Financial and Accounting Officer and an Executive Vice President of our manager in April 2004. Mr. Trussler is a founding partner of Bison Capital. From 2001 to 2003, Mr. Trussler was engaged in fund-raising efforts for the fund that was ultimately formed by Bison Capital in 2003. Previously, as a principal at Windward Capital Partners, a private equity joint venture between Metropolitan Life Insurance Company and Credit Suisse First Boston, where he was responsible for sourcing, evaluating, structuring, monitoring and realizing various investments in middle-market companies from 1995 through 2000. From 1993 to 1994, he worked at Credit Suisse First Boston in the Financial Institutions Group, performing analysis and valuation modeling. Mr. Trussler was formerly a member of the Board of Directors of J.L. French Automotive Castings, Inc. and is currently a member of the Board of Directors of Financial Pacific Funding. Mr. Trussler earned his BA degree with honors in Business Administration from the University of Western Ontario in Canada.

Yee-Ping Chu.    Mr. Chu, 34, became Executive Vice President of our manager in April 2004 and has been a partner with Bison Capital since December 2002. Previously, Mr. Chu was a Vice President in the Business Services investment banking group at Lehman Brothers from 2000 until December 2002. Based in Los Angeles, he worked principally with middle-market companies, originating client relationships and advising on both debt and equity capital raisings and merger and acquisition transactions. Between 1993 and 2000, Mr. Chu executed similar transactions, most recently as a Vice President, within Credit Suisse First Boston’s Los Angeles office for clients headquartered in the Western U.S. and across a wide range of industries, including healthcare, manufacturing and retail. Between 1991 and 1993, Mr. Chu was a CPA in the middle-market audit group of Price Waterhouse. Mr. Chu earned a BS degree in Economics, with concentrations in finance and accounting, from the Wharton School of the University of Pennsylvania.

Investment committee

The members of the investment committee will be Messrs. Beutner, Hunt, Trussler and Chu and Kathleen G. Reiland.

Ms. Reiland, 39, has agreed to serve as a member of our investment committee. Ms. Reiland joined Evercore in February of 1999 and is currently a Senior Managing Director. Prior to joining Evercore, she was a Principal and buy-side equity research analyst with Sanford C. Bernstein & Co., Inc., where she was responsible for investments in both Small Capitalization and Hedge Fund portfolios. Ms. Reiland was previously a Consultant at Bain & Co., Inc. Before attending business school, Ms. Reiland was an Associate at Bankers Trust Company, in both New York and London. Ms. Reiland currently serves on the board of Continental Energy Services, an independent power producer, and Causeway Capital Management, an international value fund manager. Ms. Reiland received an AB degree from Duke University and an MBA degree from the Amos Tuck School of Business Administration at Dartmouth College.

The investment committee is responsible for reviewing and approving all prospective equity investments prior to their consummation and evaluating any conflicts of interest between us and our affiliates.

When reviewing prospective investments involving a potential conflict of interest with our manager, Evercore or Bison Capital, a subcommittee of the investment committee, consisting solely of those investment committee members independent of the entity at issue, will review the investment decision for us. The members of the investment committee who are independent of Evercore are Messrs. Hunt, Trussler and Chu. The members of the investment committee who are independent of Bison Capital are Mr. Beutner and Ms. Reiland. In the case of prospective investments involving a potential conflict of interest with our manager or both Evercore and Bison Capital, our independent directors will review the investment decision for us.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee

The members of the audit committee are [            ], each of whom is an independent director for purposes of the 1940 Act and The NASDAQ National Market corporate governance standards. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of certain of our investments.

Compensation committee

The members of the compensation committee are [            ], each of whom is an independent director for purposes of the 1940 Act and The NASDAQ National Market corporate governance standards. The compensation committee is responsible for approving the compensation of our officers allocable to us under the administration agreement.

Valuation committee

The members of the valuation committee are [            ]. The valuation committee is responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and valuation committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

COMPENSATION OF DIRECTORS

The following table shows information regarding the compensation expected to be received by the independent directors for the calendar year ending December 31, 2004. No compensation is paid to directors who are “interested persons.”

Name	Aggregate compensation from Evercore Investment Corporation(1)		Pension or retirement benefits accrued as part of our expenses(2)		Total compensation from Evercore Investment Corporation paid to director
Independent directors
Robert E. Dubrish	[	]	[	]	[	]
Susan L. Harris	[	]	[	]	[	]
Frank N. Newman	[	]	[	]	[	]
Joseph M. Tumbler	[	]	[	]	[	]

Directors that are officers
Austin M. Beutner	[	]	[	]	[	]
James K. Hunt	[	]	[	]	[	]

Officers
Douglas B. Trussler	[	]	[	]	[	]

(1)	We are newly organized, and the amounts listed are estimated for the year 2004. For a discussion of the independent directors’ compensation, see below.
(2)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The independent directors will receive an annual fee of $45,000 in quarterly payments. They will also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with participating in each board meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with participating in each committee meeting. In addition, the Chairman of the Audit Committee will receive an annual fee of $10,000 in quarterly payments and each chairman of any other committee will receive an annual fee of $5,000 in quarterly payments for their additional services in these capacities. In addition, we will purchase directors and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option to receive up to [            ]% of their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

MANAGEMENT AGREEMENT

Management services

Evercore Asset Management LLC will serve as our manager. Our manager is a newly formed investment adviser that is registered under the Advisers Act. Subject to the overall supervision of our board of directors, our manager will manage our day-to-day operations and provide management services to us. Under the terms of the management agreement, our manager will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	close and monitor the investments we make.

Our manager’s services under the management agreement will not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Under the management agreement, our manager will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

About Evercore and Bison Capital Private Funds

In addition to managing our investments, investment professionals of our management team also manage or have managed the following other Evercore and Bison investment entities, none of which is currently soliciting new investors:

Fund Name	Investment Focus	Commencement of Investment Activity	Committed Capital (in millions)	Status
Evercore Capital Partners L.P.	Private Equity	1998	$510	Fully invested, partially realized
Evercore Capital Partners II L.P.	Private Equity	2003	$660	Actively investing
Evercore Venture Partners L.P.	Early Stage Venture Capital	2000	$100	Actively investing
Bison Capital Structured Equity Partners I	Long-Term Subordinated Debt and Equity	2003	$100	Actively investing (1)

(1)	$68.75 million invested to date. Fund will cease to make investments in new portfolio companies upon completion of this offering.

Management fee

Pursuant to the management agreement, we will pay our manager a fee for management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated as a percentage of our net assets. The quarterly percentage will be 0.25% until six months after completion of the offering, 0.375% during the period from six months until one year after completion of the offering and (3) 0.5% thereafter. “Gross assets” refers to our total assets, without offset or reduction for any liabilities and would include, for example, borrowed funds. “Net assets” refers to our gross assets less outstanding indebtedness. For services rendered under the management agreement during the period commencing from the closing of this offering through and including January 31, 2005, the base management fee will be payable monthly in arrears. For services rendered under the management agreement after that time, the base management fee will be payable quarterly in arrears. Through January 31, 2005, the base management fee will be calculated based on the initial value of our net assets. Subsequently, the base management fee will be calculated based on the average value of our net assets at the end of the two most recently completed fiscal quarters, and appropriately adjusted for any share issuances or repurchases during the current fiscal quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

The incentive fee will have two parts. The first part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding fiscal quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring and diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Accordingly, we may be paying an incentive fee based partly on accrued interest, the collection of which is uncertain or deferred. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding fiscal quarter, will be compared to a quarterly “hurdle rate,” subject to a “catch-up” provision measured as of the end of each quarter. The quarterly hurdle rate will initially be set as one-fourth of the greater of: (1) 8% or (2) the sum of a percentage equal to the average of “the quoted treasury rate” for the month through the closing of this offering and each of the immediately preceding five months, plus 2.75%. We define “quoted treasury rate” as the yield to maturity (calculated on a semi-annual bond equivalent basis) at the time of the computation for Five Year U.S. Treasury notes with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15). On May     , 2004, the quarterly hurdle rate would have been 2%. For each fiscal quarter after November 1, 2005, the hurdle rate will be one-fourth of the greater of (1) 8% or (2) the sum of a percentage equal to the average of the “quoted treasury rate” for each month in the immediately preceding two quarters plus 2.75%. The calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances, redemptions or repurchases during the current quarter. The provision that we refer to as the “catch-up” provision is intended to provide our manager with an incentive fee of 20% on all of our pre-incentive fee net investment income where net investment income measured as a rate of return on net assets exceeds 133.3% of the quarterly hurdle rate in any fiscal quarter. The payment of part of the incentive compensation on a quarterly basis may lead our manager to accelerate or defer interest payable by our portfolio companies in a manner that could result in fluctuations in the timing and amount of dividends. We will pay our manager an incentive fee with respect to our pre-incentive fee net investment income in each fiscal quarter as follows:

•	no incentive fee in any fiscal quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•	80% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the quarterly hurdle rate but is less than or equal to 133.3% of the quarterly hurdle rate in any fiscal quarter. We refer to this portion of our pre-incentive fee net investment income as the “catch-up.” We refer to 133.3% of the quarterly hurdle rate as the “catch-up rate.” The catch-up provision is intended to provide our manager with an incentive fee of 20% on all of our pre-incentive fee net investment income once our net investment income meets 133.3% of the quarterly hurdle rate in any fiscal quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds the catch-up rate in any fiscal quarter.

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the management agreement, as of the termination date), commencing on October 31, 2004, and will equal 20.0% of the following amounts: (1) our realized capital gains for the fiscal year, if any, (2) minus all realized capital losses for such year and (3) minus any increase in unrealized capital depreciation (reduced by any appreciation, up to our original cost, in depreciated assets) at the end of such year from the prior year. The incentive fee determined as of October 31, 2004, will be calculated for a period of shorter than twelve months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from our original cost for the period ending October 31, 2004. The calculation of this portion of the incentive fee will not take into account capital losses realized in prior years.

Realized capital gains on a security will be calculated as the excess of the net sales price over the lesser of (a) the most recent quarterly valuation of the security in our portfolio or (b) our original cost for the security.

Realized capital losses on a security will be calculated as the amount by which the net sales price is less than the lesser of (1) the most recent quarterly valuation of the security in our portfolio or (2) our original cost for the security. In determining the change in unrealized capital depreciation at the end of a year, any depreciation during that year in the value of any asset below our original cost will reduce the amount on which our 20% fee is calculated, but any such depreciation may be offset by increases in that year in the value of another previously depreciated asset up to our original cost of that asset. Appreciation in a previously depreciated asset will not be used in the incentive fee calculation other than as an offset to depreciation in another asset (i.e., appreciation in excess of depreciation will not be taken into account).

Examples of Incentive Fee Calculation

Investment Income Related Portion of Incentive Fee:

Summary

Set forth below are three examples of the calculation of the quarterly income-related incentive fee, which are summarized in the following table:

	Example 1	Example 2	Example 3

Pre-incentive fee net investment income for fiscal quarter	Less than hurdle rate	Exceeds the hurdle rate, but less than the catch-up rate	Exceeds both the hurdle rate and the catch-up rate

Result	No incentive fee	Incentive fee paid, but totals less than 20% of pre-incentive fee net investment income	Incentive fee paid totals 20% of pre-incentive fee net investment income

Assumptions and Descriptions

Hurdle rate of return	2.00%	Assumed 2.00% quarterly hurdle rate. Our hurdle rate will be floating. It will be equal to one-fourth of the greater of: (1) 8% or (2) the sum of a percentage equal to the average of the “quoted treasury rate” for each month in the immediately preceding two quarters plus 2.75%.

Incentive fee rate	20.0%

Catch-up rate of return	2.67%	Rate through which our manager would receive 80% of pre-incentive fee net investment income in excess of the hurdle rate of return.
Catch-up incentive fee rate	80%

Management fee	0.50%	0.5% quarterly base management fee (after the first anniversary of the closing of this offering).

Other expenses	0.23%	Legal, interest expense, accounting, custodian, transfer agent, etc. Note that 0.23% is an estimate for purposes of this example. Our actual other quarterly expenses may be higher or lower.

Investment income includes interest, dividends and fees (see “Management—Management agreement—Management fee”) for the fiscal quarter and is expressed as a rate of return on the value of our net assets at the end of the immediately preceding fiscal quarter. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Investment Income
	Example 1	Example 2	Example 3
Hypothetical investment income as a percentage of net asset value	1.73%	2.98%	4.40%
Less: Management fee	0.50%	0.50%	0.50%
Less: Other expenses	0.23%	0.23%	0.23%

Pre-incentive fee net investment income	1.00%	2.25%	3.67%

Investment Income Portion of Incentive Fee Calculation
	Example 1	Example 2	Example 3
Does income exceed hurdle rate?
Pre-incentive fee net investment income	1.00%	2.25%	3.67%
Less: Hurdle rate	2.00%	2.00%	2.00%

Amount in excess of hurdle rate	0.00%	0.25%	1.67%

Does income exceed catch-up rate?
Pre-incentive fee net investment income	(*)	2.25%	3.67%
Less: Catch-up rate	(*)	2.50%	2.67%

Amount in excess of catch-up rate	(*)	0.00%	1.00%

How much income is subject to catch-up incentive fee rate?
Amount in excess of hurdle rate	(*)	0.25%	1.67%
Less: Amount in excess of catch-up rate	(*)	0.00%	1.00%

Pre-incentive fee net investment income subject to catch-up	(*)	0.25%	0.67%
x Catch-up incentive fee rate	(*)	80%	80%

Catch-up incentive fee	(*)	0.20%	0.54%

How much income exceeds catch-up rate?
Amount in excess of catch-up rate	(*)	0.00%	1.00%
x Incentive fee rate	(*)	20%	20%

Incentive fee on amounts in excess of catch-up rate	(*)	0.00%	0.20%

Totals
Catch-up incentive fee	(*)	0.20%	0.54%
Incentive fee on amounts in excess of catch-up rate	(*)	0.00%	0.20%

Total investment income portion of incentive fee	(*)	0.20%	0.74%

(*)	The pre-incentive fee income does not exceed hurdle rate, so no investment income portion of incentive fee is paid.

Capital Gains Portion of Incentive Fee:

Summary

The hypothetical amounts of realized capital gains, realized capital losses and the change in unrealized capital depreciation in the following example are shown as percentages of total net asset value. Realized capital gains on a security will be calculated as the excess of the net sales price over the lesser of (a) the most recent quarterly valuation of the security in our portfolio or (b) our original cost for the security. Realized capital losses on a security will be calculated as the amount by which the net sales price is less than the lesser of (1) the most recent quarterly valuation of the security in our portfolio or (2) our original cost for the security. In determining the change in unrealized capital depreciation at the end of a year, any depreciation during that year in the value of any asset below our original cost will reduce the amount on which our 20% fee is calculated, but any such depreciation may be offset by increases in that year in the value of another previously depreciated asset up to our original cost of that asset. Appreciation in a previously depreciated asset will not be used in the incentive fee calculation other than as an offset to depreciation in another asset (i.e., appreciation in excess of depreciation will not be taken into account).

Assumptions and Descriptions

Year-end 1 - no realized capital gains, 1% realized capital losses and 2% unrealized capital depreciation

Year-end 2 - 6% realized capital gains, 1% realized capital losses and 1% increase in unrealized capital depreciation from prior year end

Year-end 3 - 5% realized capital gains, 0% realized capital losses, 1% increase in unrealized capital depreciation from prior year end, and 2% appreciation in previously depreciated assets (i.e., certain previously depreciated assets appreciated (but not above our original cost) in Year 3)

Capital gains portion of incentive fee = 20% x (realized capital gains for year - (realized capital losses + increase (reduced by decreases) in unrealized capital depreciation at year end))

Year 1 capital gains portion of incentive fee	= 20% x (0% - (1% +2%))
= 20% x (-3%)
= -0.6%
= no incentive fee

Year 2 capital gains portion of incentive fee	= 20% x (6% - (1% + 1%))
= 20% x 4%
= 0.8%

Year 3 capital gains portion of incentive fee	= 20% x (5% - (0% + (1%-1%)))
= 20% x 5%
= 1.0%

Payment of our expenses

All investment professionals of our management team and their respective staffs when and to the extent engaged in providing management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by our manager.

We will bear all other costs and expenses of our operations and transactions, including those relating to:

•	the organization of the company;

•	the initial offering of our common stock;

•	calculating our net asset value on a regular basis (including the cost and expenses of any independent valuation firm);

•	expenses incurred by our manager payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	subsequent offerings of our common stock or other securities;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	costs of board and stockholders meetings;

•	the fidelity bond, directors and officers/errors and omissions liability insurance and any other insurance premiums;

•	direct costs and expenses of administration, including auditor and legal costs; and

•	all other expenses incurred by us or our manager in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including, but not limited to, rent and our allocable portion of the cost of our general counsel and chief compliance officer and chief financial and accounting officer and their respective staffs.

Duration and termination

The management agreement will be submitted to our board of directors for approval. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The management agreement will automatically terminate in the event of its assignment. The management agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.

Indemnification

The management agreement will provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our manager and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our manager’s services under the management agreement or otherwise as our investment adviser.

Organization of our manager

Our manager is a newly formed Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of our manager are located at 100 Wilshire Boulevard, Suite 1230, Santa Monica, California 90401.

Board approval of the management agreement

Our board of directors will meet to review and approve the management agreement.

ADMINISTRATION AGREEMENT

Pursuant to a separate administration agreement, our manager will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, our manager also will perform, or oversee the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our manager will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of our manager’s overhead in performing its obligations under the administration agreement, including rent and the costs of our chief compliance officer and or chief financial officer. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification

The administration agreement will provide that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our manager and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our manager’s services under the administration agreement or otherwise as our manager.

LICENSE AGREEMENT

We intend to enter into a license agreement with an affiliate of Evercore that owns the rights to the “Evercore” name pursuant to which we will receive a non-exclusive, royalty-free license to its use. Under this agreement, we will have the right to use the “Evercore” name so long as Evercore Asset Management LLC or one of its affiliates remains our manager. Other than with respect to this limited license, we will have no legal right to the “Evercore” name. This license agreement will remain in effect for so long as the management agreement with our manager is in effect and will automatically terminate if the management agreement were to terminate for any reason, including upon its assignment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We intend to enter into the management agreement with our manager, in which our management team will have ownership and financial interests. We do not anticipate that our management team will provide advisory services to other investment vehicles with common investment objectives to ours. However, if our management team does provide such services to other investment vehicles in the future, our management team and the investment professionals of our manager and its affiliates might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. Our operations and assets are managed by our manager. Our management team may manage portfolios for parties unrelated to us. In addition, our executive officers and directors, and the members of our management team, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Bison Capital’s investment fund, however, will cease to invest in new opportunities concurrently with the closing of this offering, although it will still be involved in the management of its existing portfolio. We may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with our manager. However, our management team intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, so that we are not disadvantaged in relation to any other client.

Our investment committee will review investment decisions according to specific procedures intended to address potential conflicts between us and our affiliates. See “Management—Our manager—Investment committee.”

We intend to enter into a license agreement with Evercore, pursuant to which Evercore will agree to grant us a non-exclusive, royalty-free license to use the name “Evercore.” In addition, pursuant to the terms of the administration agreement, our manager will provide us with the office facilities and administrative services necessary to conduct our day-to-day operations. Our manager is the sole member of, and controls, our manager.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be [            ] shares of common stock outstanding and [            ] stockholders of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Percentage of common stock outstanding
		Immediately prior to this offering				Immediately after this offering(1)
Name and address	Type of ownership	Shares owned		Percentage		Shares owned		Percentage

All officers and directors as a group ([ ] persons)(2)		[	]	[	]%	[	]	[	]%

(1)	Assumes issuance of [ ] shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.
(2)	The address for all officers and directors is c/o Evercore Investment Corporation, 100 Wilshire Boulevard, Suite 1230, Santa Monica, California 90401. Their ownership is attributable to the shares owned by [ ] .

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Evercore Investment Corporation	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Interested Directors
Austin M. Beutner	[ ]	n/a
James K. Hunt	[ ]	n/a
Independent Directors
Robert E. Dubrish	[ ]	n/a
Susan L. Harris	[ ]	n/a
Frank N. Newman	[ ]	n/a
Joseph M. Tumbler	[ ]	n/a

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

OUTSTANDING SECURITIES

The following table sets forth certain information regarding our authorized shares and shares outstanding as of [            ], 2004.

Title of Class	Shares Authorized	Shares held by Evercore Investment Corporation for its Account	Shares Outstanding Exclusive of Amount Held by Evercore Investment Corporation
Common Stock	[ ]	[ ]	[ ]

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

We will follow a disciplined and conservative approach to valuing our portfolio, which will rely on multiple valuation techniques and independent appraisals reviewed on a quarterly basis by the board of directors. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations adjusted for appropriate liquidity discounts. Our board of directors will undertake a multi-step valuation process each quarter for our investments that are not publicly traded, as described below:

•	Investment Team Valuation. Each portfolio company or investment will initially be valued by the investment professionals responsible for the portfolio investment.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be documented and discussed with senior management.

•	Third Party Valuation Activity. On a selective basis, an independent valuation firm engaged by our board of directors may review the preliminary valuation analysis provided by our investment team.

•	Board of Directors Valuation Committee. The valuation committee of our board of directors will review the preliminary valuation and the analysis of the independent valuation firm, if applicable.

•	Final Valuation Determination. The board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of the investment team, the independent valuation firm (if applicable) and the valuation committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

Prior to the consummation of this offering, we intend to adopt a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have the stockholder’s cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying Wells Fargo Bank N.A., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to primarily use newly issued shares to implement the plan. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ National Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ National Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $[            ] transaction fee plus brokerage commissions from the proceeds.

Participants may terminate their accounts under the plan by notifying the plan administrator in writing mailed the plan administrator at Wells Fargo Bank, N.A., Shareowner Services, 161 North Concord Exchange, South St. Paul, Minnesota 55075.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. When a plan participant withdraws from the plan or when the plan is terminated, the participant will receive a cash payment for any fractional shares of our common stock based on the market price on the date of withdrawal or termination. All correspondence concerning the plan should be directed to the plan administrator by mail at Wells Fargo Bank, N.A., Shareowner Services, 161 North Concord Exchange, South St. Paul, Minnesota 55075.

For tax consequences associated with the dividend reinvestment plan, see the discussion under “Material U.S. federal income tax considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not included certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock as capital assets within the meaning of the Code. The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if a court within the United States can exercise primary supervision over its administration, and one or more United States persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

The tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of the sum of our (a) “investment company taxable income” (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain reduced by deductible expenses) determined without regard to the deduction for dividends paid and (b) net tax exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions). We will refer to this distribution requirement as the “Annual Distribution Requirement.”

TAXATION AS A RIC

If we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year (unless we have a November or December year end and elect to use the last day of our taxable year for this purpose) and (3) any income realized, but not distributed, in preceding years. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” Such excise tax would apply only to the amount by which 98% of our income exceeds the amount of income we distribute (or are deemed to distribute) to our stockholders. While we currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, it is possible that we will not be able to make sufficient distributions in order to avoid such tax.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses.

•	We refer to these tests as the “Diversification Tests.”

In the case of a regulated investment company that furnishes capital to development corporations, there is an exception to the rule relating to the Diversification Tests. This exception is available only to registered management investment companies which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available. A company that receives such certification is entitled to include, in the computation of the 50% of the value of its assets (described in the first bullet point above), the value of any securities of an issuer, whether or not it owns more than 10% of the outstanding voting securities of the issuer, if the basis of the securities when added to the basis of any other securities of the issuer that the company owns, does not exceed 5% of the value of its total assets.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not capital gains dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations.

Under the dividend reinvestment plan, a U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend reinvestment plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We will be subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

TAXATION OF NON-U.S. STOCKHOLDERS

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States. In such case the distributions will be subject to federal income tax at the rates applicable to U.S. persons, and we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. stockholder in the United States or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, a Non-U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend reinvestment plan.” If the distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

FAILURE TO QUALIFY AS A RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Generally, distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate applicable to “qualified dividends” to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to meet the RIC requirements in our first taxable year or, with respect to later years, for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized capital stock consists of 1,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock. Upon consummation of this offering, we will amend and restate our charter, which will increase our authorized capital stock to [            ] shares of stock, par value $0.001 per share, all of which will be initially designated as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to list our common stock on The NASDAQ National Market under the symbol “EVER.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We currently have no plans to issue preferred stock.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter and bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. Our charter requires us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act. We elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law provides, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

The Control Share Acquisition Act does not apply to a corporation registered under the 1940 Act as a closed-end investment company unless its board of directors adopts a resolution to be subject to the Control

Share Acquisition Act (which our board of directors has not done). Our bylaws contain a provision confirming that any and all acquisitions by any persons of shares of our stock are exempt from the Control Share Acquisition Act. However, there can be no assurance that our board of directors may not in the future amend our bylaws to repeal or modify this exemption, and adopt a resolution making us subject to the Control Share Acquisition Act. However, our board of directors will not amend our bylaws and adopt a resolution making us subject to the Control Share Acquisition Act unless our board of directors determines that it would be in our best interests based upon their determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The statute also provides that unless the charter of a corporation provides otherwise (which ours does not), the Business Combination Act does not apply to a corporation registered under the 1940 Act as a closed-end investment company unless its board of directors adopts a resolution to be subject to the Business Combination Act (which our board of directors has not done). Our board of directors has adopted a resolution confirming that our Company is exempt from this statute. However, our board of directors may in the future repeal or modify this resolution, and adopt a resolution making our Company subject to the Business Combination Act, in which case the provisions of the Business Combination Act will be applicable to business combinations between our Company and other persons, although this resolution will not be effective with respect to a business combination with any person who has become an interested stockholder before the time that the resolution is adopted.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws and our board adopts a resolution to be subject to such Act) and the Business Combination Act (if our board adopts a resolution to be subject to such Act), or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, as amended, or the “Securities Act.” Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

QUALIFYING ASSETS

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)    Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)    is organized under the laws of, and has its principal place of business in, the United States;

(b)    is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)    satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)    Securities of any eligible portfolio company which we control.

(3)    Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)    Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)    Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)    Cash, cash equivalents, U.S. Government securities or high-quality debt maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our manager will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

SENIOR SECURITIES

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk factors.”

CODE OF ETHICS

We and our manager will adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available information.”

PROXY VOTING POLICIES AND PROCEDURES

SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our manager. Our manager’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of our manager will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. Our manager may consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our manager may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of our independent directors or, in extreme cases, by abstaining from voting. While our manager may retain an outside service to provide voting recommendations and to assist in analyzing votes, our manager will not delegate its voting authority to any third party.

An officer of our manager will keep a written record of how all such proxies are voted. Our manager will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. A copy of the proxy voting policy and a record of proxies voted for our investments is available at no charge on our website, www.                        . If it uses an outside service, our manager may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our manager’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our manager will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize shareholder value or our best interests.

OTHER

We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our manager will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and, beginning no later than October 2004, designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ National Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The NASDAQ National Market has adopted corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, [            ] shares of our common stock will be outstanding, based on the number of shares outstanding on [            ], 2004, assuming no exercise of the underwriters’ over-allotment option. Of these shares, [            ] shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less the number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Wells Fargo Bank, N.A. . The address of the custodian is: Wells Fargo Bank, N.A., Shareowner Services, 161 North Concord Exchange, South St. Paul, Minnesota 55075. Wells Fargo Bank, N.A. will also act as our transfer agent, dividend paying agent and registrar.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our manager will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our manager does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our manager generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our manager may select a broker based partly upon brokerage or research services provided to our manager and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our manager determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

Bear, Stearns & Co. Inc. and Lehman Brothers Inc. are acting as joint book-running managers of the offering and representatives of the underwriters named below. Subject to the terms and conditions stated in our underwriting agreement dated             , 2004, each underwriter named below has severally agreed to purchase, and we have agreed to sell to such underwriter, the number of shares of our common stock set forth opposite the name of such underwriter.

Underwriter	Number of Shares of Common Stock
Bear, Stearns & Co. Inc.	[	]
Lehman Brothers Inc.	[	]
Total	[	]

Our underwriting agreement provides that the obligations of the underwriters to purchase shares of our common stock included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares of our common stock (other than those covered by the over-allotment option described below) if they purchase any of the shares of our common stock.

The underwriters propose to offer some shares of our common stock directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares of our common stock to dealers at the public offering price less a concession not to exceed $[            ] per share of our common stock. The sales load we will pay of $[            ] per share of our common stock is equal to [            ]% of the initial offering price. The underwriters may allow, and such dealers may reallow, a concession not to exceed $[            ] per share of our common stock on sales to certain other dealers. If all of the shares of our common stock are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any share of our common stock purchased on or before [            ], 2004. The representatives have advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to [            ] additional shares of our common stock at the public offering price less the sales load. The underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional shares of our common stock approximately proportionate to such underwriter’s initial purchase commitment.

We and our manager have agreed that, for a period of [            ] days from the date of this prospectus, they (including their respective officers and directors) will not, without the prior written consent of Bear, Stearns & Co. Inc. and Lehman Brothers Inc., on behalf of the underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer to sell, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any share of our common stock or any securities convertible into or exchangeable or exercisable for, shares of our common stock (other than pursuant to the over-allotment option granted to the underwriters and pursuant to our dividend reinvestment plan). Bear, Stearns & Co. Inc. and Lehman Brothers Inc., in their respective sole discretion, may release any of the securities subject to these agreements at any time without notice.

At our request, the underwriters have reserved up to [            ] shares of our common stock for sale, at the public offering price on the cover of this prospectus less the sales load, to our directors and officers and certain other parties related to our manager. The number of shares of our common stock available for sale to the general public will be reduced to the extent such persons purchase these reserved shares of our common stock. We do not know if these persons will choose to purchase all or any of these reserved shares. Any reserved shares not so purchased will be offered to the general public on the same terms as other shares of our common stock are offered hereby.

Prior to the offering, there has been no public market for the shares of our common stock. Consequently, the initial public offering price for the shares of our common stock was determined by negotiation among us, our manager and the underwriters. Principal factors to be considered in these negotiations include information in this prospectus and otherwise available to the underwriters; the ability of our manager; our prospects for future revenues and earnings; the general condition of the securities markets at the time of this offering; the recent market prices of, and demand for, publicly traded common stock of comparable companies; and other factors deemed relevant by the underwriters, us and our manager.

There can be no assurance, however, that the price at which the shares of our common stock will sell in the public market after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the shares of our common stock will develop and continue after this offering. The shares of our common stock are expected to be listed on The NASDAQ National Market.

Under our underwriting agreement, we and our manager have each agreed to indemnify the several underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

In connection with the requirements for listing the shares of our common stock on The NASDAQ National Market, the underwriters have undertaken to sell lots of 100 or more shares of our common stock to a minimum of 400 round lot holders in the United States. The minimum investment requirement is 100 shares of our common stock.

Certain underwriters may make a market in the shares of our common stock after trading in the shares of our common stock has commenced on The NASDAQ National Market. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the shares of our common stock as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by each underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares of our common stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

The underwriters have advised us that, pursuant to Regulation M under the Exchange Act, certain persons participating in the offering may engage in transactions, including stabilizing bids, short sales, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the shares of our common stock at a level above that which might otherwise prevail in the open market.

A “stabilizing bid” is a bid for or the purchase of the shares of our common stock on behalf of an underwriter for the purpose of fixing or maintaining the price of the shares of our common stock. A “covering transaction” is a bid for or purchase of the shares of our common stock on behalf of an underwriter to reduce a short position incurred by the underwriters in connection with the offering. Short sales involve the sale by the underwriters of a greater number of shares of our common stock than they are required to purchase in this offering. Short sales can be either “covered” or “naked.” “Covered” short sales are sales made in an amount not greater than the underwriters’ over-allotment option to purchase additional shares of our common stock from us in this offering. “Naked” short sales are sales in excess of the over-allotment option. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares of our common stock in the open market after pricing that could adversely affect investors who purchase in this offering. If the underwriters create a syndicate short position, they may choose to reduce or “cover” this position by either exercising all or part of the over-allotment option to purchase additional shares of our common stock from us or by engaging in “syndicate covering transactions.” The underwriters may close out any covered short position by either exercising their over-allotment option or purchasing shares of our common stock in the open market. The underwriters must close out any naked short position by purchasing shares in the open market. In determining the source of the shares of our common stock to close out the covered short position, the underwriters will consider, among other things, the price of shares of our common stock available for purchase in the open market as compared to the price at which they may purchase shares of our common stock through the over-allotment option.

A “penalty bid” is a contractual arrangement whereby if, during a specified period after the issuance of the shares of our common stock, the underwriters purchase shares of our common stock in the open market for the account of the underwriting syndicate and the shares of our common stock purchased can be traced to a particular underwriter or member of the selling group, the underwriting syndicate may require the underwriter or selling group member in question to purchase the shares of our common stock in question at the cost price to the syndicate or may recover from (or decline to pay to) the underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the shares of our common stock in question. As a result, an underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the shares of our common stock if their customer resells the shares of our common stock while the penalty bid is in effect. The underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time. These transactions may be effected on The NASDAQ National Market or otherwise.

Our underwriting agreement provides that it may be terminated in the absolute discretion of the representatives, without liability on the part of any of our underwriters or our manager under certain conditions by notice to us or our manager.

We anticipate from time to time the representatives of the underwriters and certain other underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

In the ordinary course of their businesses, some of the underwriters and their respective affiliates have engaged in, and may in the future engage in, investment banking and financial transactions with us, our manager, or our portfolio companies.

The principal business address of Bear, Stearns & Co. Inc. is 383 Madison Avenue, New York, New York, 10179 and Lehman Brothers Inc. is 745 Seventh Avenue, New York, New York 10019.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Gibson, Dunn & Crutcher LLP, and Ballard Spahr Andrews & Ingersoll, LLP, Maryland. Gibson, Dunn & Crutcher LLP also represents our manager. Certain legal matters in connection with the offering will be passed upon for the underwriters by Paul, Hastings, Janofsky & Walker LLP.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information or information different from that contained in this prospectus. You must not rely on any unauthorized information or representations. We are offering to sell, and seeking offers to buy, shares of our stock only in jurisdictions where offers and sales are permitted. You should not assume that the information appearing in this prospectus is accurate as of any date after the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since such date.

Through and including [            ], 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[            ] shares

Common Stock

PROSPECTUS

                    , 2004

Joint Book-Running Managers

Bear, Stearns & Co. Inc.

Lehman Brothers

EVERCORE INVESTMENT CORPORATION

PART C

OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(1)    Financial Statements

The following statements of Evercore Investment Corporation (the “Company” or the “Registrant”) are included in Part A of this registration statement:

Page
Balance Sheet dated , 2004*	F-

[Statement of Operations, for the period from Inception, , 2004, through , 2004]*	F-

[Statement of Changes in Net Assets, for the period from Inception, , 2004, through , 2004]*	F-

(2)    Exhibits

(a	)(1)	Articles of Incorporation*

(a	)(2)	Amended and Restated Articles of Incorporation***

(b	)	Bylaws***

(c	)	Not Applicable

(d	)	Form of Stock Certificate***

(e	)	Dividend Reinvestment Plan***

(f	)	Not Applicable

(g	)	Management Agreement between Registrant and Evercore Asset Management LLC***

(h	)	Form of Underwriting Agreement***

(i	)	Not Applicable

(j	)	Custodian Agreement***

(k	)(1)	Administration Agreement between Registrant and Evercore Asset Management LLC***

(k	)(2)	Transfer Agency and Service Agreement between Registrant and Wells Fargo Bank, N.A.***

(l	)	Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP, special Maryland counsel for Registrant***

(m	)	Not Applicable

(n	)	Consent of independent auditors for Registrant***

(o	)	Not Applicable

(p	)	Not Applicable

(q	)	Not Applicable

(r	)	Code of Ethics***

*	Previously filed
**	Filed herewith.
***	To be filed by amendment.

ITEM 25.    MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on page [            ] of this registration statement is incorporated herein by reference.

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee	$58,282
NASDAQ National Market Listing Fee	*
NASD filing fee	$30,500
Accounting fees and expenses	*
Legal fees and expenses	*
Printing and engraving	*
Miscellaneous fees and expenses	*
Total	*

*	To be filed by amendment.

All of the expenses set forth above shall be borne by the Registrant.

ITEM 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to this offering, Evercore Asset Management LLC, a Delaware limited company, will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, Evercore Asset Management LLC’s share ownership is expected to represent less than 1% of the common stock outstanding.

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Registrant’s common stock as of              , 2004.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value	[	]

ITEM 29.    INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter and bylaws require the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Evercore Asset Management LLC (“our manager”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our manager’s services under the management agreement or otherwise as an investment adviser of the Registrant.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our manager and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our manager’s services under the administration agreement or otherwise as manager for the Registrant.

The underwriters’ agreement provides that each underwriter severally agrees to indemnify, defend and hold harmless the Registrant, its directors and officers, and any person who controls the Registrant within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Registrant or any such person may incur under the Securities Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such underwriter furnished in writing by or on behalf of such underwriter through the managing underwriter to the Registrant expressly for use in this registration statement (or in the registration statement as amended by any post-effective amendment hereof by the Registrant) or in the prospectus contained in this registration statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this registration statement or such prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the

Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF OUR MANAGER

A description of any other business, profession, vocation or employment of a substantial nature in which our manager, and each managing director, director or executive officer of our manager, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the section entitled “Management.” Additional information regarding the our manager and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63099), and is incorporated herein by reference.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)    the Registrant, Evercore Investment Corporation, 100 Wilshire Boulevard, Suite 1230, Santa Monica, California 90401;

(2)    the Transfer Agent, Wells Fargo Bank, N.A., Shareowner Services, 161 North Concord Exchange, South St. Paul, Minnesota 55075;

(3)    the Custodian, Wells Fargo Bank, N.A., Shareowner Services, 161 North Concord Exchange, South St. Paul, Minnesota 55075; and

(4)    our manager, Evercore Asset Management LLC, 100 Wilshire Boulevard, Suite 1230, Santa Monica, California 90401.

ITEM 32.    MANAGEMENT SERVICES

Not Applicable.

ITEM 33.    UNDERTAKINGS

1.    The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.    The Registrant undertakes that:

(a)    For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)    For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 27th day of May, 2004.

EVERCORE INVESTMENT CORPORATION

By:	/s/ JAMES K. HUNT
Name:	James K. Hunt
Title:	Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of James K. Hunt and Austin M. Beutner with full power to act alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by the registrant and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together, shall constitute one instrument.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 27, 2004. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	Title

/s/ AUSTIN M. BEUTNER Austin M. Beutner	Director and Chairman of the Board

/s/ JAMES K. HUNT James K. Hunt	Director and Chief Executive Officer

/s/ DOUGLAS B. TRUSSLER Douglas B. Trussler	Chief Financial and Accounting Officer

/s/ ROBERT E. DUBRISH Robert E. Dubrish	Director

/s/ SUSAN L. HARRIS Susan L. Harris	Director

/s/ FRANK N. NEWMAN Frank N. Newman	Director

/s/ JOSEPH M. TUMBLER Joseph M. Tumbler	Director

EXHIBIT INDEX

(a	)(1)	Articles of Incorporation*

(a	)(2)	Amended and Restated Articles of Incorporation***

(b	)	Bylaws***

(c	)	Not Applicable

(d	)	Form of Stock Certificate***

(e	)	Dividend Reinvestment Plan***

(f	)	Not Applicable

(g	)	Management Agreement between Registrant and Evercore Asset Management LLC***

(h	)	Form of Underwriting Agreement***

(i	)	Not Applicable

(j	)	Custodian Agreement***

(k	)(1)	Administration Agreement between Registrant and Evercore Asset Management LLC ***

(k	)(2)	Transfer Agency and Service Agreement between Registrant and Wells Fargo Bank, N.A.***

(l	)	Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP, special Maryland counsel for Registrant***

(m	)	Not Applicable

(n	)	Consent of independent auditors for Registrant***

(o	)	Not Applicable

(p	)	Not Applicable

(q	)	Not Applicable

(r	)	Code of Ethics***

*	Previously filed.
**	Filed herewith.
***	To be filed by amendment.